UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07444

American Strategic Income Portfolio Inc. III

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr.,  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

Annual Report

August 31, 2008

ASP

American Strategic
Income Portfolio Inc.

BSP

American Strategic
Income Portfolio Inc. II

CSP

American Strategic
Income Portfolio Inc. III

SLA

American Select
Portfolio Inc.

First American Mortgage Funds

Primary Investments

American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA") ("First American Mortgage Funds" or the "funds") invest in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The funds may also invest in U.S. government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. The funds borrow through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the funds' net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

Fund Objectives

Each fund's primary objective is to achieve high levels of current income. Each fund's secondary objective is to seek capital appreciation. As with other mutual funds, there can be no assurance these funds will achieve their objectives.

Table of Contents

1	Explanation of Financial Statements

3	Fund Overviews

18	Financial Statements

23	Notes to Financial Statements

36	Schedule of Investments

53	Report of Independent Registered Public Accounting Firm

54	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Explanation of FINANCIAL STATEMENTS

As a shareholder in one or more of the funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies. Included within the notes to financial statements is the Financial Highlights. This table provides a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

We hope this guide to your shareholder report will help you get the most out of this important resource.

First American Mortgage Funds 2008 Annual Report

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First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS

The fiscal year witnessed unprecedented volatility in world financial systems. Aggressive subprime residential mortgage lending and security creation, increasing risk aversion, unwinding of leverage, and growing capital constraints have resulted in heavy losses among many participants in the world financial markets. One result of this is a larger risk premium required by investors. This hurts the funds' NAV as assets are marked to market, but is beneficial as the funds invest in new assets at higher yields. Looking past the financial markets to the underlying fundamentals of the U.S. commercial real estate markets, we see slowing occupancies and slowing net income growth, in keeping with the slowing economy and lack of employment growth. U.S. commercial real estate markets are in a capital-constrained environment. This could help us achieve higher rates on fund investments and should limit the supply of new construction.

The funds continued to use leverage, or borrowing, during the period, primarily through the use of secured credit facilities. It is important to keep in mind that the use of leverage increases interest-rate risk in the funds and will increase the volatility of the funds' NAV and market price. A significant event during the period was the change in credit facilities provider from Morgan Stanley Mortgage Capital Holdings LLC to Massachusetts Mutual Life Insurance Company. The credit facilities use the one-month London Interbank Offering Rate ("LIBOR") as their base rate. During the fiscal year, the one-month LIBOR fell from 5.32% to 2.48%. It should be noted that the funds pay the new credit facilities a spread of 2.625% over the one-month LIBOR, which is higher than the former facilities spread of 0.875% over the one-month LIBOR. The funds do not have any direct subprime mortgage exposure and very little residential mortgage exposure, most of which consists of investments in Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-through securities.

First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS

Average Annual Total Returns – ASP

Based on NAV for the period ended August 31, 2008

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2008, were -8.00%, 3.10%, and 5.90%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds 2008 Annual Report

Average Annual Total Returns – BSP

Based on NAV for the period ended August 31, 2008

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2008, were -6.80%, 2.70%, and 6.66%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS

Average Annual Total Returns – CSP

Based on NAV for the period ended August 31, 2008

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2008, were -5.78%, 4.60%, and 7.29%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds 2008 Annual Report

Average Annual Total Returns – SLA

Based on NAV for the period ended August 31, 2008

*The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2008, were -7.06%, 4.87%, and 7.61%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS–ASP

Fund Management

John Wenker

is primarily responsible for the management of the fund. He has 25 years of financial experience.

Chris Neuharth, CFA,

is responsible for the management of the mortgage-backed securities portion of the fund. He has 27 years of financial experience.

David Yale

is responsible for the acquisition of mortgage loans for the fund. He has 27 years of financial experience.

For the fiscal year ended August 31, 2008, the fund had a total return of 4.62% based on its NAV. The fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 7.52% during the period. The fund underperformed its benchmark mainly because the securitized product which comprises the benchmark index experienced strong performance relative to performance of the whole loans, which comprise the majority of the assets of the fund.

During the fiscal year, six loans were paid off with an unpaid principal balance of $8.32 million and a net weighted average coupon of 7.33%, and one loan was purchased with an original principal balance of $3.20 million and a coupon of 6.75%. As of August 31, 2008, there were no multifamily or commercial loans in default; one single family loan was in default. Prepayment penalties from loans that were paid off during the reporting period amounted to $148,000.

During the fiscal year, the fund paid $0.7800 per share in dividends, which included a $0.0300 per share return of capital dividend, resulting in an annualized distribution yield of 7.69% based on the August 31, 2008, market price of $9.75. As of August 31, 2008, undistributed net investment income was $0.0170 per share.

Portfolio Allocation

As a percentage of total investments on August 31, 2008

Commercial Loans	46%
Multifamily Loans	20%
Preferred Stocks	16%
U.S. Government Agency Mortgage-Backed Securities	7%
Corporate Notes	5%
Short-Term Investments	5%
Single Family Loans	1%
100%

First American Mortgage Funds 2008 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2008. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2008, based on the value outstanding.

Single family loans		Multifamily and commercial loans
Current	96.2%	Current	100.0%
30 Days	0.0%	30 Days	0.0%
60 Days	0.3%	60 Days	0.0%
90 Days	0.0%	90 Days	0.0%
120+ Days	3.5%	120+ Days	0.0%
	100.0%		100.0%

First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS–BSP

Fund Management

John Wenker

is primarily responsible for the management of the fund. He has 25 years of financial experience.

Chris Neuharth, CFA,

is responsible for the management of the mortgage-backed securities portion of the fund. He has 27 years of financial experience.

David Yale

is responsible for the acquisition of mortgage loans for the fund. He has 27 years of financial experience.

For the fiscal year ended August 31, 2008, the fund had a total return of 2.25%, based on its NAV. The fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 7.52% during the period. The fund underperformed its benchmark mainly because the securitized product which comprises the benchmark index experienced strong performance relative to performance of the whole loans, which comprise the majority of the assets of the fund.

During the fiscal year, seven loans were paid off with an unpaid principal balance of $22.86 million and a net weighted average coupon of 10.11%, and four loans were purchased with an original principal balance of $22.47 million and a net weighted average coupon of 7.15%. As of August 31, 2008, there were no multifamily, commercial, or single family loans in default. Prepayment penalties from loans that were paid off during the reporting period amounted to $46,753.

During the fiscal year, the fund paid $0.7850 per share in dividends, which included a $0.1000 per share return of capital dividend, resulting in an annualized distribution yield of 6.99% based on the August 31, 2008 market price of $9.80. The fund decreased its dividend from $0.0600 per share to $0.0550 per share in July 2008.

Portfolio Allocation

As a percentage of total investments on August 31, 2008

Commercial Loans	45%
Multifamily Loans	30%
Preferred Stocks	12%
Corporate Notes	9%
U.S. Government Agency Mortgage-Backed Securities	3%
Short-Term Investments	1%
100%

First American Mortgage Funds 2008 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2008. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2008, based on the value outstanding.

Single family loans		Multifamily and commercial loans
Current	100.0%	Current	100.0%
30 Days	0.0%	30 Days	0.0%
60 Days	0.0%	60 Days	0.0%
90 Days	0.0%	90 Days	0.0%
120+ Days	0.0%	120+ Days	0.0%
	100.0%		100.0%

First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS–CSP

Fund Management

John Wenker

is primarily responsible for the management of the fund. He has 25 years of financial experience.

Chris Neuharth, CFA,

is responsible for the management of the mortgage-backed securities portion of the fund. He has 27 years of financial experience.

David Yale

is responsible for the acquisition of mortgage loans for the fund. He has 27 years of financial experience.

For the fiscal year ended August 31, 2008, the fund had a total return of 1.17%, based on its NAV. The fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 7.52% during the period. The fund underperformed its benchmark mainly because the securitized product which comprises the benchmark index experienced strong performance relative to performance of the whole loans, which comprise the majority of the assets of the fund.

During the fiscal year, one loan was paid off with an unpaid principal balance of $3.65 million and a coupon of 7.50%, and eight loans were purchased with an original principal balance of $41.09 million and a net weighted average coupon of 8.88%. As of August 31, 2008, no commercial loans or the private mortgage-backed security were in default; three multifamily loans were in default. The total estimated value of the loans represents 2.41% of the fund's net assets as of August 31, 2008. There were no prepayment penalties collected during the period.

During the fiscal year, the fund paid $0.9690 per share in dividends, which included a $0.0690 per share special cash dividend, and a $0.0100 per share return of capital dividend, resulting in an annualized distributed yield of 9.82% based on the August 31, 2008, market price of $9.77. As of August 31, 2008, undistributed net investment income was $0.0403 per share.

Portfolio Allocation

As a percentage of total investments on August 31, 2008

Commercial Loans	49%
Multifamily Loans	30%
Preferred Stocks	10%
Corporate Notes	8%
U.S. Government Agency Mortgage-Backed Securities	2%
Short-Term Investments	1%
100%

First American Mortgage Funds 2008 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2008. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Delinquent Loan Profile

The tables below show the percentages of single family loans and a private mortgage-backed security and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2008, based on the value outstanding.

Private mortgage-backed security		Multifamily and commercial loans
Current	100.0%	Current	97.7%
30 Days	0.0%	30 Days	0.0%
60 Days	0.0%	60 Days	0.2%
90 Days	0.0%	90 Days	0.0%
120+ Days	0.0%	120+ Days	2.1%
	100.0%		100.0%

First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS–SLA

Fund Management

John Wenker

is primarily responsible for the management of the fund. He has 25 years of financial experience.

Chris Neuharth, CFA,

is responsible for the management of the mortgage-backed securities portion of the fund. He has 27 years of financial experience.

David Yale

is responsible for the acquisition of mortgage loans for the fund. He has 27 years of financial experience.

For the fiscal year ended August 31, 2008, the fund had a total return of 2.44%, based on its NAV. The fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 7.52% during the period. The fund underperformed its benchmark mainly because the securitized product which comprises the benchmark index experienced strong performance relative to performance of the whole loans, which comprise the majority of the assets of the fund.

During the fiscal year, three loans were paid off with an unpaid principal balance of $7.68 million and a net weighted average coupon of 8.42%, and five loans were purchased with an original principal balance of $25.66 million and a net weighted average coupon of 7.92%. As of August 31, 2008, no multifamily or commercial loans were in default. Prepayment penalties from loans that were paid off during the reporting period amounted to $37,500.

During the fiscal year, the fund paid $0.8879 per share in dividends, which included a $0.04787 per share long-term capital gain dividend, resulting in an annualized distribution yield of 8.34% based on the August 31, 2008, market price of $10.64. The monthly dividend of the fund was reduced from $0.0800 per share to $0.0650 per share in January 2008. As of August 31, 2008, undistributed net investment income was $0.0779 per share.

Portfolio Allocation

As a percentage of total investments on August 31, 2008

Commercial Loans	54%
Multifamily Loans	23%
Preferred Stocks	10%
Corporate Notes	10%
U.S. Government Agency Mortgage-Backed Securities	2%
Short-Term Investments	1%
100%

First American Mortgage Funds 2008 Annual Report

Geographical Distribution

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of August 31, 2008. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2008, based on the value outstanding.

Multifamily and commercial loans
Current	100.0%
30 Days	0.0%
60 Days	0.0%
90 Days	0.0%
120+ Days	0.0%
100%

First American Mortgage Funds 2008 Annual Report

Fund OVERVIEWS

As of this writing, commercial real estate markets are sound but face some headwinds. The subprime mortgage crisis that began in 2007 has spread to a much broader contagion of world financial markets. A weak economic environment, including a growing unemployment rate and significantly more restricted credit environment, poses challenges for the commercial real estate sector. We will continue to diligently manage the credit risk in the funds, and we feel that their current credit profiles are acceptable.

Thank you for your investment in the funds and your continued trust as we navigate the investment landscape. If you have any questions about the funds, please call us at 800.677.FUND.

Sincerely,

John Wenker
Managing Director, Head of Real Estate
FAF Advisors, Inc.

First American Mortgage Funds 2008 Annual Report

Valuation of Investments

The funds' investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the funds' board of directors. Pursuant to these procedures, whole loan, participation mortgage, and mortgage servicing rights investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by FAF Advisors, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly.

First American Mortgage Funds 2008 Annual Report

FINANCIAL STATEMENTS

Statements of Assets and Liabilities August 31, 2008

	ASP	BSP	CSP	SLA
Assets:
Unaffiliated investments, at value (cost: $63,973,051, $255,125,132, $331,742,618, $177,628,084) (note 2)	$61,975,024	$241,719,778	$312,412,949	$174,225,292
Affiliated money market fund, at value (cost: $3,377,551, $3,463,142, $3,166,199, $2,411,004) (note 3)	3,377,551	3,463,142	3,166,199	2,411,004
Receivable for accrued dividends and interest	370,070	1,319,238	1,874,168	1,020,219
Prepaid expenses and other assets	130,203	658,583	778,226	458,977
Total assets	65,852,848	247,160,741	318,231,542	178,115,492
Liabilities:
Payable under loan agreement (note 2)	10,000,000	50,000,000	62,000,000	38,000,000
Payable for reverse repurchase agreements (note 2)	6,130,000	12,644,000	15,366,000	7,189,000
Bank overdraft	63,111	246,011	288,120	173,472
Payable for investment advisory fees (note 3)	22,368	77,686	111,622	55,805
Payable for administrative fees (note 3)	10,442	38,767	50,584	27,902
Payable for interest expense	9,208	38,707	49,476	24,979
Payable for professional fees	18,525	18,538	18,543	18,533
Payable for transfer agent fees	3,193	3,862	3,965	3,659
Payable for other expenses	10,166	79,031	401,828	156,251
Total liabilities	16,267,013	63,146,602	78,290,138	45,649,601
Net assets applicable to outstanding capital stock	$49,585,835	$184,014,139	$239,941,404	$132,465,891
Composition of net assets:
Capital stock and additional paid-in capital	$53,329,171	$204,967,357	$265,788,985	$139,930,119
Undistributed (distributions in excess of) net investment income	649	(1,754)	(112,147)	313,286
Accumulated net realized loss on investments (note 5)	(1,745,958)	(7,546,110)	(6,405,765)	(4,374,722)
Net unrealized depreciation of investments	(1,998,027)	(13,405,354)	(19,329,669)	(3,402,792)
Total–representing net assets applicable to capital stock	$49,585,835	$184,014,139	$239,941,404	$132,465,891
Net asset value and market price of capital stock:
Net assets applicable to capital stock	$49,585,835	$184,014,139	$239,941,404	$132,465,891
Shares outstanding (authorized 1 billion shares of each fund of $0.01 par value)	4,231,331	15,985,741	21,356,023	10,662,195
Net asset value per share	$11.72	$11.51	$11.24	$12.42
Market price per share	$9.75	$9.80	$9.77	$10.64

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

Statements of Operations For the Year Ended August 31, 2008

	ASP	BSP	CSP	SLA
Investment Income:
Interest from unaffiliated investments	$4,175,939	$14,492,437	$21,684,355	$12,009,635
Dividends from unaffiliated investments	675,713	2,785,104	3,672,430	1,930,276
Dividends from affiliated money market fund	55,903	112,062	134,017	79,841
Net operating income from real estate owned (note 2)	—	—	5,422	—
Total investment income	4,907,555	17,389,603	25,496,224	14,019,752
Expenses (note 3):
Investment advisory fees	281,903	975,840	1,394,200	677,339
Interest expense	874,783	3,747,940	4,532,720	2,869,998
Administrative fees	125,895	476,502	629,568	338,669
Custodian fees	10,569	38,975	51,084	28,764
Mortgage servicing fees	58,529	153,805	205,114	123,735
Professional fees	55,204	64,349	59,192	55,174
Postage and printing fees	14,319	30,311	39,341	24,317
Transfer agent fees	14,629	16,856	18,049	15,982
Listing fees	23,815	25,229	25,229	23,811
Directors' fees	26,512	26,512	26,512	26,512
Insurance fees	11,976	12,023	12,049	12,005
Pricing fees	15,658	15,658	15,709	15,675
Other expenses	28,016	35,867	42,771	31,235
Total expenses	1,541,808	5,619,867	7,051,538	4,243,216
Less: Fee reimbursements (note 3)	(2,025)	(3,909)	(5,741)	(3,381)
Less: Indirect payments from custodian (note 3)	(2,157)	(3,069)	(2,253)	(2,060)
Total net expenses	1,537,626	5,612,889	7,043,544	4,237,775
Net investment income	3,369,929	11,776,714	18,452,680	9,781,977
Net realized and unrealized losses on investments (notes 2 and 4):
Net realized loss on investments	(753,484)	(4,382,077)	(4,909,943)	(4,263,798)
Net realized loss on real estate owned (note 2)	—	—	(1,416,458)	—
Net change in unrealized appreciation or depreciation of investments	(351,230)	(2,998,336)	(8,958,545)	(2,146,712)
Net loss on investments	(1,104,714)	(7,380,413)	(15,284,946)	(6,410,510)
Net increase in net assets resulting from operations	$2,265,215	$4,396,301	$3,167,734	$3,371,467

First American Mortgage Funds 2008 Annual Report

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	ASP		BSP
	Year Ended 8/31/08	Year Ended 8/31/07	Year Ended 8/31/08	Year Ended 8/31/07
Operations:
Net investment income	$3,369,929	$3,397,438	$11,776,714	$12,759,869
Net realized gain (loss) on investments	(753,484)	35,669	(4,382,077)	1,163,381
Net realized loss on real estate owned (note 2)	—	—	—	(5,777,852)
Net change in unrealized appreciation or depreciation of investments	(351,230)	(348,738)	(2,998,336)	6,921,781
Net increase in net assets resulting from operations	2,265,215	3,084,369	4,396,301	15,067,179
Distributions to shareholders (note 2):
From net investment income	(3,165,549)	(3,555,377)	(10,970,395)	(13,439,536)
From net realized gain on investments	—	—	—	—
From return of capital	(134,890)	—	(1,578,414)	—
Total distributions	(3,300,439)	(3,555,377)	(12,548,809)	(13,439,536)
Total increase (decrease) in net assets	(1,035,224)	(471,008)	(8,152,508)	1,627,643
Net assets at beginning of year	50,621,059	51,092,067	192,166,647	190,539,004
Net assets at end of year	$49,585,835	$50,621,059	$184,014,139	$192,166,647
Undistributed (distributions in excess of) net investment income	$649	$2,403	$(1,754)	$—

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

	CSP		SLA
	Year Ended 8/31/08	Year Ended 8/31/07	Year Ended 8/31/08	Year Ended 8/31/07
Operations:
Net investment income	$18,452,680	$25,143,146	$9,781,977	$10,047,779
Net realized gain (loss) on investments	(4,909,943)	(305,760)	(4,263,798)	76,600
Net realized loss on real estate owned (note 2)	(1,416,458)	—	—	—
Net change in unrealized appreciation or depreciation of investments	(8,958,545)	2,039,731	(2,146,712)	683,804
Net increase in net assets resulting from operations	3,167,734	26,877,117	3,371,467	10,808,183
Distributions to shareholders (note 2):
From net investment income	(20,564,180)	(25,202,031)	(8,956,245)	(11,126,853)
From net realized gain on investments	—	(1,450,715)	(510,399)	(1,033,380)
From return of capital	(129,811)	—	—	—
Total distributions	(20,693,991)	(26,652,746)	(9,466,644)	(12,160,233)
Total increase (decrease) in net assets	(17,526,257)	224,371	(6,095,177)	(1,352,050)
Net assets at beginning of year	257,467,661	257,243,290	138,561,068	139,913,118
Net assets at end of year	$239,941,404	$257,467,661	$132,465,891	$138,561,068
Undistributed (distributions in excess of) net investment income	$(112,147)	$3,101,431	$313,286	$4,512

First American Mortgage Funds 2008 Annual Report

FINANCIAL STATEMENTS

Statements of Cash Flows For the Year Ended August 31, 2008

	ASP	BSP	CSP	SLA
Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,265,215	$4,396,301	$3,167,734	$3,371,467
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(11,523,061)	(110,331,099)	(23,246,214)	(37,270,402)
Proceeds from paydowns and sales of investments	16,980,381	124,324,214	15,671,165	34,790,113
Net purchases of short-term investments	(2,035,190)	(2,186,294)	(1,737,570)	(1,077,211)
Net amortization/accretion of bond discount and premium	1,191	8,308	4,846	4,325
Net change in unrealized appreciation or depreciation of investments	351,230	2,998,336	8,958,545	2,146,712
Net realized gain on investments	753,484	4,382,077	6,326,401	4,263,798
Increase/decrease in receivable for accrued interest and dividends	25,434	49,678	(8,407)	(55,623)
Increase in prepaid expenses and other assets	(119,173)	(524,235)	(684,084)	(446,928)
Decrease in accrued fees and expenses	(111,795)	(237,937)	(296,799)	(117,139)
Net cash provided by operating activities	6,587,716	22,879,349	8,155,617	5,609,112
Cash flows from financing activities:
Net proceeds for borrowings under loan agreement	10,000,000	50,000,000	62,000,000	38,000,000
Net payments from reverse repurchase agreements	(13,302,934)	(60,580,065)	(49,596,714)	(34,267,112)
Distributions paid to shareholders	(3,300,439)	(12,548,809)	(20,693,991)	(9,466,644)
Net cash used in financing activities	(6,603,373)	(23,128,874)	(8,290,705)	(5,733,756)
Net decrease in cash	(15,657)	(249,525)	(135,088)	(124,644)
Cash (bank overdraft) at beginning of year	(47,454)	3,514	(153,032)	(48,828)
Bank overdraft at end of year	$(63,111)	$(246,011)	$(288,120)	$(173,472)
Supplemental disclosure of cash flow information: Cash paid for interest	$948,146	$4,037,431	$4,672,901	$3,027,711

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

Notes to FINANCIAL STATEMENTS

(1) Organization
   American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA") (the "funds") are registered under the Investment Company Act of 1940 (as amended) as diversified, closed-end management investment companies. The funds emphasize investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. They may also invest in U.S. government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. In addition, the funds may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbols ASP, BSP, CSP, and SLA, respectively.

(2) Summary of Significant Accounting Policies
   Security Valuations

Security valuations for the funds' investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. ("FAF Advisors"), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

First American Mortgage Funds 2008 Annual Report

Notes to FINANCIAL STATEMENTS

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

The funds' investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the funds' board of directors. Pursuant to these procedures, whole loan investments are initially fair valued at cost and adjusted using a FAF Advisors pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in negotiations between the funds and third parties.

As of August 31, 2008, the funds held fair valued securities as follows:

Fund	Fair Value	Percentage of Total Net Assets
ASP	$46,643,980	94.1%
BSP	205,914,723	111.9
CSP	274,791,933	114.5
SLA	152,978,200	115.5

Security Transactions and Investment Income

For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

First American Mortgage Funds 2008 Annual Report

Whole Loans and Participation Mortgages

Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. The funds may invest in single family, multifamily, and commercial loans. Each fund currently limits its investment in commercial loans to 50% of its total assets. A participating loan is one which contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds.

At August 31, 2008, ASP had one single family loan representing 0.03% of net assets and 2.55% of total single family loans outstanding that was 120 or more days delinquent as to the timely monthly payment of principal and interest. At August 31, 2008, no multifamily or commercial loans in ASP were delinquent.

At August 31, 2008, CSP had two multifamily loans representing 2.21% of net assets and 5.53% of total multifamily loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. At August 31, 2008, no commercial loans or the private mortgage-backed security in CSP were delinquent.

At August 31, 2008, no loans were delinquent in BSP and SLA.

The funds may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the funds may suffer a loss. In accordance with the valuation procedures adopted by the funds' board of directors, real estate acquired through foreclosure, if any, is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs. As material capital improvements are made to the property, new market value appraisals are obtained.

Real estate may be acquired through foreclosure on whole loans or similar obligations. The funds may receive rental or other income as a result of holding real estate. In addition, the funds may incur expenses associated with maintaining or improving any real estate owned. As of August 31, 2008, the funds held no real estate owned through foreclosure.

CSP recognized a loss of $1,416,458 on a real estate property sold during the year ended August 31, 2008. The income and capital improvements for the year ended August 31, 2008 on real estate properties sold were:

CSP	Gross Rental Income	Operating Expenses	Net Operating Income	Capital Improvements
Chateau Club Apartment Building	$343,372	$337,950	$5,422	$31,839

Real estate income is recorded on a net basis in the income section of the funds' Statement of Operations. Capital improvements were recorded as an addition to the cost basis of the property, which increased the loss upon sale as noted above.

First American Mortgage Funds 2008 Annual Report

Notes to FINANCIAL STATEMENTS

Mortgage Servicing Rights

The funds may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage services. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change. As of and for the year ended August 31, 2008, the funds held no mortgage servicing rights.

Borrowings & Reverse Repurchase Agreements

Effective July 11, 2008, the funds entered into loan agreements with Massachusetts Mutual Life Insurance Company ("MMLIC") under which MIMLIC made term loans to ASP, BSP, CSP, and SLA of $8,600,000, $45,100,000, $54,400,000, and $31,900,000, respectively, and agreed to make revolving loans to the funds of up to $2,400,000, $12,900,000, $15,600,000, and $9,100,000, respectively. Loans made under the loan agreements are secured by whole loans in the funds' portfolios, bear interest at the one-month London Interbank Offered Rate plus 2.625%, and mature on July 21, 2011. In addition to principal and interest payments paid by each fund to MMLIC for borrowings outstanding, each fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment. Prior to this agreement, the funds had lending agreements with Morgan Stanley Mortgage Capital Holdings LLC ("Morgan Stanley"), under which ASP, BSP, CSP, and SLA could borrow up to $10,000,000, $70,000,000, $90,000,000, and $50,000,000, respectively, using whole loans as collateral. In addition to principal and interest payments paid by each fund to Morgan Stanley for borrowings outstanding, each fund paid an annual fee of 0.15% to Morgan Stanley on any unused portion of the fund's loan commitment. Such agreements were terminated by Morgan Stanley at which time the funds refinanced the borrowings with the MMLIC agreements.

The funds may also borrow money by entering into reverse repurchase agreements, which involve the sale of portfolio-eligible securities by the funds, coupled with an agreement to repurchase the securities at a specified date and price. Borrowings may increase volatility of the funds' net asset values and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Each fund is subject to a restriction on borrowing under which each fund must maintain asset coverage of at least 300%. The interest expense incurred on borrowings is recognized as "Interest Expense" in the Statements of Operations. For the year ended August 31, 2008, the weighted average borrowings outstanding for ASP, BSP, CSP, and SLA were $17,076,766, $68,638,443, $85,057,001, and $52,555,923, respectively, and the weighted average interest rates paid by the funds on such borrowings were 4.91%, 5.28%, 5.15%, and 5.24%, respectively.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. Each fund segregates, with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2008, the funds had no outstanding when-issued or forward-commitment securities.

First American Mortgage Funds 2008 Annual Report

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default. As of August 31, 2008, the funds had no outstanding repurchase agreements.

Federal Taxes

Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. Each fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each funds tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As of August 31, 2008, the funds did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale losses, paydown gains and losses, tax mark-to-market adjustments under Section 311(e) of the Taxpayer relief Act of 1997, tax deductions for real estate owned and investments in REITS. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made:

	ASP	BSP	CSP	SLA
Undistributed net investment income	$(71,244)	$770,341	$(972,267)	$(516,958)
Accumulated net realized gain (loss)	206,134	(144,003)	1,102,078	516,958
Additional paid-in capital (reduction)	(134,890)	(626,338)	(129,811)	—

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the funds.

First American Mortgage Funds 2008 Annual Report

Notes to FINANCIAL STATEMENTS

The character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007, were as follows:

	ASP		BSP
	8/31/08	8/31/07	8/31/08	8/31/07
Distributions paid from:
Ordinary income	$3,165,549	$3,555,377	$10,970,395	$13,439,536
Long-term capital gains	—	—	—	—
Return of capital	134,890	—	1,578,414	—
Total	$3,300,439	$3,555,377	$12,548,809	$13,439,536
	CSP		SLA
	8/31/08	8/31/07	8/31/08	8/31/07
Distributions paid from:
Ordinary income	$20,564,180	$25,604,202	$8,956,245	$11,160,865
Long-term capital gains	—	1,048,544	510,399	999,368
Return of capital	129,811	—	—	—
Total	$20,693,991	$26,652,746	$9,466,644	$12,160,233

At August 31, 2008, the components of accumulated deficit on a tax basis were as follows:

	ASP	BSP	CSP	SLA
Undistributed ordinary income	$—	$—	$—	$315,040
Accumulated long-term capital gains	—	—	—	32,960
Accumulated capital and post-October losses	(1,561,502)	(7,401,897)	(6,321,076)	(3,915,927)
Unrealized depreciation	(2,180,080)	(13,549,567)	(19,524,751)	(3,894,547)
Accumulated deficit	$(3,741,582)	$(20,951,464)	$(25,845,827)	$(7,462,474)

The difference between book basis and tax basis unrealized appreciation (depreciation) at August 31, 2008, is attributable to adjustments for REITs, tax deferral of losses on wash sales, and a one-time tax election whereby the funds marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the funds are distributed to shareholders at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' capital stock. Under each fund's plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the funds will issue new shares at a discount of up to 5% from the current market price.

The funds receive substantial distributions from holdings in real estate investment trusts ("REITs"). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the funds must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character

First American Mortgage Funds 2008 Annual Report

of distributions to a funds shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

(3) Expenses
   Investment Advisory Fees

Pursuant to investment advisory agreements with each fund (each an "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the funds' assets and furnishes related office facilities, equipment, research, and personnel. For ASP, BSP, and CSP, the Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.20% of the respective fund's average weekly net assets and 4.50% of the daily gross income accrued by such fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the funds). The monthly investment advisory fee shall not exceed, in the aggregate, 1/12 of 0.725% of the respective fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For SLA, the Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fees, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the funds.

The funds may invest in money market funds that are a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to these funds and the related money market funds, FAF Advisors will reimburse to each fund an amount equal to the investment advisory fees received from the related money market funds that are attributable to the assets of that fund. These reimbursements, if any, are disclosed as "Fee reimbursements" in the Statement of Operations.

Administrative Fees

FAF Advisors serves as the funds' administrator pursuant to administration agreements between FAF Advisors and each fund. Under these agreements, FAF Advisors receives a monthly administrative fee from each fund in an amount equal to 0.25% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the funds including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

First American Mortgage Funds 2008 Annual Report

Notes to FINANCIAL STATEMENTS

Custodian Fees

U.S. Bank serves as each funds' custodian pursuant to a custodian agreement with the funds. The custodian fee charged to each fund is equal to an annual rate of 0.02% of such fund's average weekly net assets. These fees are computed weekly and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2008, custodian fees for ASP, BSP, CSP, and SLA were increased by $390, $442, $185, and $1,391 as a result of overdrafts and reduced by $2,157, $3,069, $2,253, and $2,060 as a result of interest earned, respectively.

Mortgage Servicing Fees

The funds may enter into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

Other Fees and Expenses

In addition to the investment advisory, administrative, custodian, and mortgage servicing fees, the funds are responsible for paying most other operating expenses, including: legal, auditing, and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, pricing, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses. For the year ended August 31, 2008, legal fees and expenses of $5,533, $5,533, $5,533, and $5,533 for ASP, BSP, CSP, and SLA, respectively, were paid to a law firm of which an Assistant Secretary of the funds is a partner.

Expenses that are directly related to a fund are charged directly to that fund. Other operating expenses of the First American Family of Funds are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods.

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended August 31, 2008, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
ASP	$11,523,061	$16,980,381
BSP	110,331,099	124,324,214
CSP	23,246,214	15,671,165
SLA	37,270,402	34,790,113

Included in proceeds from sales for ASP, BSP, and SLA were $148,000, $46,753, and $37,500, respectively, from prepayment penalties.

First American Mortgage Funds 2008 Annual Report

(5) Capital Loss Carryover
   For federal income tax purposes, the following funds had capital loss carryovers at August 31, 2008, which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as follows:

	Expiration
Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total
ASP	$737,067	$215,371	$—	$—	$—	$—	$—	$—	$952,438
BSP	—	—	—	—	—	2,858,586	—	133,712	2,992,298
CSP	—	—	—	—	—	—	551,492	381,985	933,477

The funds incurred a loss for tax purposes for the period from November 1, 2007 to August 31, 2008. As permitted by tax regulations, the funds intend to elect to defer and treat the losses as arising in the fiscal year ending August 31, 2009. The deferred losses were as follows:

Fund	Amount
ASP	$609,064
BSP	4,409,599
CSP	5,387,599
SLA	3,915,927

(6) Indemnifications
   The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(7) New Accounting Pronouncement
   In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, the funds do not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

First American Mortgage Funds 2008 Annual Report

Notes to FINANCIAL STATEMENTS

(8) Financial Highlights
   Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

ASP

	Year Ended August 31,			Nine-Month Fiscal Period Ended		Year Ended November 30,
	2008	2007	2006	8/31/05		2004	2003
Per-Share Data
Net asset value, beginning of period	$11.96	$12.07	$12.36	$12.64		$12.67	$12.61
Operations:
Net investment income	0.80	0.80	0.82	0.55		0.94	0.89
Net realized and unrealized gains (losses) on investments	(0.26)	(0.07)	(0.37)	(0.19)		(0.10)	0.04
Total from operations	0.54	0.73	0.45	0.36		0.84	0.93
Distributions to shareholders:
From net investment income	(0.75)	(0.84)	(0.74)	(0.62)		(0.87)	(0.87)
From return of capital	(0.03)	—	—	(0.02)		—	—
Total distributions	(0.78)	(0.84)	(0.74)	(0.64)		(0.87)	(0.87)
Net asset value, end of period	$11.72	$11.96	$12.07	$12.36		$12.64	$12.67
Market value, end of period	$9.75	$11.41	$10.94	$11.35		$12.00	$12.80
Selected Information
Total return, net asset value (a)	4.62%	6.14%	3.73%	2.94	% (e)	6.85%	7.65%
Total return, market value (b)	(8.00)%	12.19%	3.18%	(0.14	)% (e)	0.48%	13.92%
Net assets at end of period (in millions)	$50	$51	$51	$52		$54	$54
Ratio of expenses to average weekly net assets before fee reimbursements	3.07%	3.27%	2.10%	1.59	% (f)	1.41%	2.00%
Ratio of expenses to average weekly net assets after fee reimbursements	3.06%	3.26%	2.10%	1.59	% (f)	1.41%	2.00%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.33%	1.33%	1.02%	1.17	% (f)	1.13%	1.39%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.70%	6.56%	6.76%	5.85	% (f)	7.46%	7.08%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.71%	6.57%	6.76%	5.85	% (f)	7.46%	7.08%
Portfolio turnover rate (c)	18%	22%	14%	10%		26%	50%
Amount of borrowings outstanding at end of period (in millions)	$16	$19	$17	$8		$7	$16
Per-share amount of borrowings outstanding at end of period	$3.81	$4.59	$4.01	$1.90		$1.64	$3.69
Per-share amount of net assets, excluding borrowings, at end of period	$15.53	$16.55	$16.08	$14.48		$14.28	$16.36
Asset coverage ratio (d)	407%	360%	401%	751%		872%	443%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

(d)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(e)  Total return has not been annualized.

(f)  Annualized.

First American Mortgage Funds 2008 Annual Report

(8) Financial Highlights
   Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

BSP

	Year Ended August 31,			Three-Month Fiscal Period Ended		Year Ended May 31,
	2008	2007	2006	8/31/05		2005	2004
Per-Share Data
Net asset value, beginning of period	$12.02	$11.92	$12.15	$12.41		$12.98	$13.12
Operations:
Net investment income	0.74	0.80	0.93	0.23		1.06	1.12
Net realized and unrealized gains (losses) on investments	(0.46)	0.14	(0.23)	(0.25)		(0.59)	(0.12)
Total from operations	0.28	0.94	0.70	(0.02)		0.47	1.00
Distributions to shareholders:
From net investment income	(0.69)	(0.84)	(0.93)	(0.24)		(1.04)	(1.14)
From return of capital	(0.10)	—	—	—		—	—
Total distributions	(0.79)	(0.84)	(0.93)	(0.24)		(1.04)	(1.14)
Net asset value, end of period	$11.51	$12.02	$11.92	$12.15		$12.41	$12.98
Market value, end of period	$9.80	$11.32	$10.76	$11.57		$12.00	$12.84
Selected Information
Total return, net asset value (a)	2.25%	8.06%	6.02%	0.17	% (e)	3.85%	7.95%
Total return, market value (b)	(6.80)%	13.18%	1.34%	(1.59	)% (e)	1.51%	2.16%
Net assets at end of period (in millions)	$184	$192	$191	$194		$198	$207
Ratio of expenses to average weekly net assets before fee reimbursements	2.95%	2.57%	3.01%	2.28	% (f)	1.78%	1.77%
Ratio of expenses to average weekly net assets after fee reimbursements	2.95%	2.56%	3.01%	2.28	% (f)	1.78%	1.77%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	0.98%	0.99%	2.05%	1.06	% (f)	1.13%	1.18%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.19%	6.56%	7.80%	7.36	% (f)	8.40%	8.61%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.19%	6.57%	7.80%	7.36	% (f)	8.40%	8.61%
Portfolio turnover rate (c)	43%	30%	24%	8%		44%	34%
Amount of borrowings outstanding at end of period (in millions)	$63	$73	$56	$61		$49	$63
Per-share amount of borrowings outstanding at end of period	$3.92	$4.58	$3.48	$3.79		$3.09	$3.94
Per-share amount of net assets, excluding borrowings, at end of period	$15.43	$16.60	$15.40	$15.94		$15.50	$16.92
Asset coverage ratio (d)	394%	362%	443%	421%		502%	429%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

(d)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(e)  Total return has not been annualized.

(f)  Annualized.

First American Mortgage Funds 2008 Annual Report

Notes to FINANCIAL STATEMENTS

(8) Financial Highlights
   Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

CSP

	Year Ended August 31,			Three-Month Fiscal Period Ended		Year Ended May 31,
	2008	2007	2006	8/31/05		2005	2004
Per-Share Data
Net asset value, beginning of period	$12.06	$12.04	$12.08	$12.14		$12.40	$12.52
Operations:
Net investment income	0.87	1.18	1.01	0.23		0.98	1.04
Net realized and unrealized gains (losses) on investments	(0.72)	0.09	(0.26)	(0.08)		(0.24)	(0.04)
Total from operations	0.15	1.27	0.75	0.15		0.74	1.00
Distributions to shareholders:
From net investment income	(0.96)	(1.18)	(0.79)	(0.21)		(1.00)	(1.12)
From net realized gain on investments	—	(0.07)	—	—		—	—
From return of capital	(0.01)	—	—	—		—	—
Total distributions	(0.97)	(1.25)	(0.79)	(0.21)		(1.00)	(1.12)
Net asset value, end of period	$11.24	$12.06	$12.04	$12.08		$12.14	$12.40
Market value, end of period	$9.77	$11.35	$11.20	$11.10		$11.79	$12.00
Selected Information
Total return, net asset value (a)	1.17%	10.97%	6.45%	1.67	% (e)	6.31%	8.31%
Total return, market value (b)	(5.78)%	12.44%	8.60%	(4.09	)% (e)	6.64%	3.49%
Net assets at end of period (in millions)	$240	$257	$257	$258		$259	$265
Ratio of expenses to average weekly net assets before fee reimbursements	2.80%	2.29%	2.20%	2.21	% (f)	1.90%	1.68%
Ratio of expenses to average weekly net assets after fee reimbursements	2.80%	2.28%	2.20%	2.21	% (f)	1.90%	1.68%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.00%	1.09%	0.96%	1.06	% (f)	1.12%	1.13%
Ratio of net investment income to average weekly net assets before fee reimbursements	7.34%	9.67%	8.39%	7.49	% (f)	8.01%	8.32%
Ratio of net investment income to average weekly net assets after fee reimbursements	7.34%	9.68%	8.39%	7.49	% (f)	8.01%	8.32%
Portfolio turnover rate (c)	5%	36%	48%	13%		48%	44%
Amount of borrowings outstanding at end of period (in millions)	$77	$65	$54	$62		$59	$75
Per-share amount of borrowings outstanding at end of period	$3.62	$3.04	$2.54	$2.93		$2.74	$3.53
Per-share amount of net assets, excluding borrowings, at end of period	$14.86	$15.10	$14.58	$14.82		$14.88	$15.93
Asset coverage ratio (d)	410%	496%	575%	513%		543%	451%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

(d)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(e)  Total return has not been annualized.

(f)  Annualized.

First American Mortgage Funds 2008 Annual Report

(8) Financial Highlights
   Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

SLA

	Year Ended August 31,			Nine-Month Fiscal Period Ended		Year Ended November 30,
	2008	2007	2006	8/31/05		2004	2003
Per-Share Data
Net asset value, beginning of period	$13.00	$13.12	$13.57	$13.14		$13.41	$13.48
Operations:
Net investment income	0.92	0.94	0.93	0.96		1.03	1.05
Net realized and unrealized gains (losses) on investments	(0.61)	0.08	(0.15)	0.12		(0.26)	(0.04)
Total from operations	0.31	1.02	0.78	1.08		0.77	1.01
Distributions to shareholders:
From net investment income	(0.84)	(1.04)	(1.09)	(0.65)		(1.04)	(1.08)
From net realized gain on investments	(0.05)	(0.10)	(0.14)	—		—	—
Total distributions	(0.89)	(1.14)	(1.23)	(0.65)		(1.04)	(1.08)
Net asset value, end of period	$12.42	$13.00	$13.12	$13.57		$13.14	$13.41
Market value, end of period	$10.64	$12.37	$12.12	$12.45		$12.79	$13.64
Selected Information
Total return, net asset value (a)	2.44%	8.13%	6.12%	8.47	% (e)	5.97%	7.72%
Total return, market value (b)	(7.06)%	11.65%	7.86%	2.61	% (e)	1.44%	14.92%
Net assets at end of period (in millions)	$132	$139	$140	$145		$140	$143
Ratio of expenses to average weekly net assets before fee reimbursements	3.14%	2.73%	2.17%	2.31	% (f)	1.87%	2.05%
Ratio of expenses to average weekly net assets after fee reimbursements	3.14%	2.72%	2.17%	2.31	% (f)	1.87%	2.05%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.02%	1.02%	0.89%	1.02	% (f)	1.06%	1.18%
Ratio of net investment income to average weekly net assets before fee reimbursements	7.24%	7.21%	7.11%	9.77	% (f)	7.79%	7.79%
Ratio of net investment income to average weekly net assets after fee reimbursements	7.24%	7.22%	7.11%	9.77	% (f)	7.79%	7.79%
Portfolio turnover rate (c)	19%	20%	30%	35%		13%	38%
Amount of borrowings outstanding at end of period (in millions)	$45	$41	$32	$30		$41	$49
Per-share amount of borrowings outstanding at end of period	$4.24	$3.88	$2.96	$2.82		$3.87	$4.57
Per-share amount of net assets, excluding borrowings, at end of period	$16.66	$16.88	$16.08	$16.39		$17.01	$17.98
Asset coverage ratio (d)	393%	434%	543%	581%		439%	394%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.

(d)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(e)  Total return has not been annualized.

(f)  Annualized.

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Strategic Income Portfolio (ASP)  August 31, 2008

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE I
(Percentages of each investment category relate to total net assets)
U.S. Government Agency Mortgage-Backed Securities — 9.5%
Fixed Rate — 9.5%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 a		$535,266	$547,824	$544,824
9.00%, 7/1/30, #C40149		77,249	79,043	85,840
Federal National Mortgage Association,
6.00%, 10/1/16, #610761 a		252,303	255,849	259,725
5.00%, 7/1/18, #724954 a		1,244,594	1,243,275	1,248,337
6.50%, 6/1/29, #252497 a		150,300	149,416	156,051
7.50%, 3/1/30, #495694		82,390	81,220	86,844
7.50%, 5/1/30, #535289 a		29,732	28,859	32,004
8.00%, 5/1/30, #538266 a		11,512	11,385	12,441
6.00%, 5/1/31, #535909 a		288,167	289,597	293,039
6.50%, 11/1/31, #613339 a		140,918	143,654	146,178
5.50%, 7/1/33, #720735 a		1,852,849	1,833,281	1,840,171
Total U.S. Government Agency Mortgage-Backed Securities			4,663,403	4,705,454
Corporate Note °° ¶ — 7.2%
Fixed Rate — 7.2%
Stratus Properties V, 6.92%, 12/31/11	6/1/07	3,500,000	3,500,000	3,570,000
Whole Loans and Participation Mortgages °° p — 86.9%
Commercial Loans — 61.1%
Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11 b	12/30/05	1,444,371	1,444,371	1,439,557
Buca Restaurant, Maple Grove, MN, 8.63%, 1/1/11	12/27/00	839,933	839,933	848,332
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17 b	6/14/07	1,928,867	1,928,867	1,815,178
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12	9/9/02	1,579,780	1,579,780	1,338,909
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12 b	6/11/02	1,957,872	1,957,872	2,016,613
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17 ¶ b	6/28/07	1,250,000	1,250,000	1,209,454
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17 ¶ b	6/28/07	2,000,000	2,000,000	2,040,000
Metro Center, Albuquerque, NM, 5.20%, 5/1/09 b	4/7/04	2,416,910	2,416,910	2,403,108
Metro Center II, Albuquerque, NM, 7.88%, 5/1/09	3/20/06	145,630	145,630	132,805
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 3/1/11 b	2/28/06	1,590,072	1,590,072	1,619,246
Naples Boat Club, Naples, FL, 6.43%, 1/1/17 b	12/28/06	1,729,841	1,729,841	1,649,567
Orchard Commons, Englewood, CO, 8.63%, 4/1/11	3/28/01	961,128	961,128	989,962
Palace Court, Santa Fe, NM, 6.68%, 11/1/11 ¶ b	10/2/06	1,900,000	1,900,000	1,602,813
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13 ¶ b	8/3/06	1,900,000	1,900,000	1,858,598
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11 b	12/23/05	1,376,831	1,376,831	1,337,010
Rockwood Galleria, Gresham, OR, 7.25%, 2/1/11 b	1/6/03	1,512,137	1,512,137	1,543,857
Stephens Center, Missoula, MT, 6.38%, 9/1/10 b	4/20/06	1,833,092	1,833,092	1,839,782
The Storage Place, Marana, AZ, 6.65%, 1/1/13 ¶	12/20/07	3,200,000	3,200,000	3,175,016
Voit Office Building, Orange, CA, 8.13%, 9/1/08	8/17/01	1,434,538	1,434,538	1,434,538
			31,001,002	30,294,345
Multifamily Loans — 24.5%
Forest Club Apartments, Dallas, TX, 11.88%, 8/1/09 ¶	4/19/06	1,720,000	1,720,000	1,629,385
Franklin Woods Apartments, Franklin, NH, 5.88%, 3/1/10	2/24/95	778,786	778,786	771,738
Hunt Club Apartments, Waco, TX, 5.64%, 7/1/11 b	6/3/04	1,173,601	1,173,601	1,148,707
Park Hollywood, Portland, OR, 7.38%, 6/1/12 b	5/31/02	1,104,185	1,104,185	1,130,302
Spring Creek Gardens, Plano, TX, 5.59%, 1/1/09 ¶ r	12/22/05	2,050,000	2,050,000	1,435,000
Steel Lake Apartments, Federal Way, WA, 5.11%, 6/1/09 ¶ r	5/31/05	3,985,000	3,985,000	3,985,000
Vanderbilt Condominiums, Austin, TX, 8.04%, 10/1/09	9/29/99	1,079,531	1,079,531	1,097,361
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 7.25%, 3/1/09 r	2/21/03	827,165	827,165	827,165
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 9.88%, 3/1/09	2/21/03	153,293	153,293	140,311
			12,871,561	12,164,969

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Strategic Income Portfolio (ASP)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE I
Single Family Loans — 1.3%
American Portfolio, 1 loan, California, 4.88%, 10/18/15	7/18/95	$20,541	$19,559	$21,082
Anivan, 1 loan, Maryland, 5.19%, 4/14/12	6/14/96	76,136	76,633	75,475
Bank of New Mexico, 1 loan, New Mexico, 6.23%, 3/31/10	5/31/96	34,461	33,818	33,407
Bluebonnet Savings and Loan, 6 loans, Texas, 6.66%, 8/31/10	5/22/92	126,498	115,716	125,825
CLSI Allison Williams, 1 loan, Texas, 9.38%, 8/1/17	2/28/92	7,239	6,645	7,210
Cross Roads Savings and Loan II, 1 loan, Oklahoma, 8.34%, 1/1/21 S	1/7/92	21,519	20,237	15,702
Fairbanks, 1 loan, Utah, 5.50%, 9/23/15	5/21/92	19,000	16,111	19,573
First Boston Mortgage Pool, 1 loan, Virginia, 9.04%, 10/1/08	6/23/92	1,903	1,903	1,809
Knutson Mortgage Portfolio I, 2 loans, Maine and Montana, 9.37%, 8/1/17	2/26/92	134,781	128,568	139,528
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 9/30/12	9/9/92	42,738	40,592	44,020
Nomura III, 3 loans, California, New York, and Massachusetts, 8.20%, 4/29/17	9/29/95	70,971	64,078	73,063
Rand Mortgage Corporation, 2 loans, Texas, 9.50%, 8/1/17	2/21/92	56,284	46,113	57,972
			569,973	614,666
Total Whole Loans and Participation Mortgages			44,442,536	43,073,980
Preferred Stocks — 21.4%
Real Estate Investment Trusts — 21.4%
AMB Property, Series L a		26,560	597,940	509,686
AMB Property, Series M a		5,600	139,850	112,560
BRE Properties, Series C		30,150	599,080	601,794
BRE Properties, Series D		2,400	47,688	47,880
Developers Diversified Realty, Series G		20,000	447,000	424,000
Developers Diversified Realty, Series H		12,060	247,230	235,894
Developers Diversified Realty, Series I		1,950	40,657	38,551
Duke Realty, Series J a		2,100	52,246	38,325
Duke Realty, Series L		8,750	167,300	157,237
Duke Realty, Series M a		26,120	532,400	528,146
Duke Realty, Series O		20,300	479,080	479,892
Equity Residential Properties, Series N		4,800	101,520	100,320
Health Care Properties, Series E a		5,400	141,419	107,730
Health Care Properties, Series F a		13,270	341,394	259,827
HRPT Properties Trust, Series B a		8,171	212,725	189,240
Kimco Realty, Series F a		19,400	500,619	403,520
Kimco Realty, Series G a		31,700	775,549	754,460
National Retail Properties, Series C		25,000	527,500	531,250
Post Properties, Series B a		17,800	468,112	349,770
ProLogis Trust, Series F a		5,975	139,549	125,774
ProLogis Trust, Series G		3,800	79,800	81,738
PS Business Parks, Series H		12,060	241,200	235,773
PS Business Parks, Series I		4,240	83,401	79,627
PS Business Parks, Series K		25,000	578,750	575,000
PS Business Parks, Series M		12,060	248,436	249,039
PS Business Parks, Series P		3,750	71,887	69,412
Public Storage, Series A a		6,000	144,291	127,500
Public Storage, Series C		5,000	100,000	103,450
Public Storage, Series E		4,200	84,000	88,662
Public Storage, Series F a		9,300	231,105	187,209
Public Storage, Series I		12,060	262,305	283,772
Public Storage, Series K		8,000	174,000	190,800
Public Storage, Series X a		3,000	74,330	60,600
Public Storage, Series Z a		11,500	282,309	227,010
Realty Income, Series D a		20,500	546,185	476,625
Realty Income, Series E		12,060	260,496	254,587
Regency Centers, Series C		22,060	482,737	487,526
Regency Centers, Series E		24,060	483,600	495,636

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Strategic Income Portfolio (ASP)

DESCRIPTION	SHARES	COST	VALUE I
UDR, Series G	12,060	$258,084	$249,160
Vornado Realty Trust, Series E a	4,800	121,338	106,608
Total Preferred Stocks		11,367,112	10,625,590
Total Unaffiliated Investments		63,973,051	61,975,024
Short-Term Investment — 6.8%
First American Prime Obligations Fund, Class Z x	3,377,551	3,377,551	3,377,551
Total Investments ▲ — 131.8%		$67,350,602	$65,352,575
Other Assets and Liabilities, Net — (31.8)%			(15,766,740)
Total Net Assets — 100.0%			$49,585,835

I  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

a  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2008, securities and/or portion of securities valued at $8,166,138 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$4,369,000	8/29/08	2.60%	9/29/08	$947	(1)
1,761,000	8/6/08	3.16%	9/5/08	4,020	(2)
$6,130,000				$4,967

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $535,266 par
Federal National Mortgage Association, 6.00%, 10/1/16, $252,303 par
Federal National Mortgage Association, 5.00%, 7/1/18, $1,244,594 par
Federal National Mortgage Association, 6.50%, 6/1/29, $150,300 par
Federal National Mortgage Association, 7.50%, 5/1/30, $29,732 par
Federal National Mortgage Association, 8.00%, 5/1/30, $11,512 par
Federal National Mortgage Association, 6.00%, 5/1/31, $288,167 par
Federal National Mortgage Association, 6.50%, 11/1/31, $140,918 par
Federal National Mortgage Association, 5.50%, 7/1/33, $1,852,849 par

(2)  Dresdner Bank:
AMB Property, Series L, 14,500 shares
AMB Property, Series M, 5,600 shares
Duke Realty, Series J, 2,100 shares
Duke Realty, Series M, 2,000 shares
Health Care Properties, Series E, 5,400 shares
Health Care Properties, Series F, 13,270 shares
HRPT Properties Trust, Series B, 8,171 shares
Kimco Realty, Series F, 19,400 shares
Kimco Realty, Series G, 25,000 shares
Post Properties, Series B, 12,500 shares
ProLogis Trust, Series F, 3,475 shares
Public Storage, Series A, 6,000 shares
Public Storage, Series F, 9,300 shares
Public Storage, Series X, 3,000 shares
Public Storage, Series Z, 11,500 shares
Realty Income, Series D, 20,500 shares
Vornado Realty Trust, Series E, 4,800 shares

The fund has entered into lending commitments with Goldman Sachs and Dresdner Bank. The monthly agreements permit the fund to enter into reverse repurchase agreements using U.S. government agency mortgage-backed securities and/or preferred stocks as collateral.

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Strategic Income Portfolio (ASP)

°°  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2008, the total value of fair valued securities was $46,643,980 or 94.1% of total net assets. See note 2 in Notes to Financial Statements.

¶  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2008.

p  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2008. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2008.

b  Securities pledged as collateral for outstanding borrowings under loan agreement. On August 31, 2008, securities valued at $24,653,792 were pledged as collateral for the following outstanding borrowings:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$10,000,000	8/29/08	5.11%	9/30/08	$4,241	(1)

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% and resets monthly.

Name of broker and description of collateral:

(1)  Massachusetts Mutual:
Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11, $1,444,371 par
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17, $1,928,866 par
Hunt Club Apartments, Waco, TX, 5.64%, 7/1/11, $1,173,601 par
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12, $1,957,876 par
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17, $1,250,000 par
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17, $2,000,000 par
Metro Center, Albuquerque, NM, 5.20%, 5/1/09, $2,416,910 par
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 3/1/11, $1,590,072 par
Naples Boat Club, Naples, FL, 6.43%, 1/1/17, $1,729,841 par
Palace Court Santa Fe, NM, 6.68%, 11/1/11, $1,900,000 par
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13, $1,900,000 par
Park Hollywood, Portland, OR, 7.38%, 6/1/12, $1,104,185 par
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11, $1,376,831 par
Rockwood Galleria, Gresham, OR, 7.25%, 2/1/11, $1,512,137 par
Stephens Center, Missoula, MT, 6.38%, 9/1/10, $1,833,092 par

The fund has entered into a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC") under which MMLIC made a term loan to the fund of $8,600,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $2,400,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month London Interbank Offered Rate plus 2.625%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

r  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2008.

S  Loan is not current on interest and/or principal payments.

x  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

▲  On August 31, 2008, the cost of investments for federal income tax purposes was $67,532,655. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$486,730
Gross unrealized depreciation	(2,666,810)
Net unrealized depreciation	$(2,180,080)

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Strategic Income Portfolio II (BSP)  August 31, 2008

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE I
(Percentages of each investment category relate to total net assets)
U.S. Government Agency Mortgage-Backed Securities a — 3.3%
Fixed Rate — 3.3%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		$2,854,752	$2,921,720	$2,905,726
9.00%, 7/1/30, #C40149		128,748	131,738	143,067
Federal National Mortgage Association,
6.00%, 10/1/16, #607030		211,759	212,603	217,989
5.50%, 6/1/17, #648508		254,740	255,695	259,447
5.00%, 9/1/17, #254486		428,160	429,017	429,447
5.00%, 11/1/17, #657356		862,360	865,815	864,953
6.50%, 6/1/29, #252497		1,002,000	996,108	1,040,341
7.50%, 5/1/30, #535289		107,036	103,894	115,216
8.00%, 5/1/30, #538266		41,443	40,985	44,788
8.00%, 6/1/30, #253347		140,647	139,091	151,998
Total U.S. Government Agency Mortgage-Backed Securities			6,096,666	6,172,972
Corporate Notes °° ¶ — 11.9%
Fixed Rate — 11.9%
Sarofim South and Bland, 6.90%, 1/1/11	12/21/07	8,511,612	8,511,612	8,686,951
Stratus Properties II, 6.56%, 12/31/11	6/14/01	5,000,000	5,000,000	5,050,000
Stratus Properties III, 6.56%, 12/31/11	12/12/06	8,000,000	8,000,000	8,080,000
Total Corporate Notes			21,511,612	21,816,951
Whole Loans and Participation Mortgages °° p — 100.0%
Commercial Loans — 59.4%
5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11 b	6/23/04	6,333,282	6,333,282	6,237,040
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11 b	8/18/06	1,474,403	1,474,403	1,493,585
American Mini-Storage, Memphis, TN, 6.80%, 12/1/10 ¶	11/5/07	3,060,000	3,060,000	3,095,159
Bigelow Office Building, Las Vegas, NV, 6.50%, 4/1/17 b	3/31/97	1,133,848	1,133,848	1,069,579
Cypress Point Office Park I, Tampa, FL, 5.30%, 6/1/09 b	5/19/04	4,439,604	4,439,604	4,391,317
Cypress Point Office Park II, Tampa, FL, 5.30%, 6/1/09 b	5/19/04	4,313,332	4,313,332	4,266,418
Hadley Avenue Business Center, Oakdale, MN, 8.38%, 1/1/11	12/14/00	2,170,003	2,170,003	2,235,103
Hickman Road, Clive, IA, 6.78%, 1/1/13 ¶ b	12/3/07	5,500,000	5,500,000	5,493,727
LaCosta Centre, Austin, TX, 5.20%, 3/1/09 b	2/27/04	4,268,469	4,268,469	4,233,070
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 b	9/17/03	1,516,391	1,516,391	1,500,385
Office City Plaza, Houston, TX, 6.43%, 6/1/12 b	5/25/07	5,533,871	5,533,871	5,506,401
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11 b	1/4/06	12,140,653	12,140,653	12,238,622
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11 b	3/30/06	1,445,510	1,445,510	1,453,956
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17 ¶ b	12/13/06	1,825,000	1,825,000	1,745,100
Raveneaux Country Club, Spring, TX, 9.03%, 12/1/08 ¶ r	12/19/05	8,800,000	8,800,000	8,800,000
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12 b	6/28/02	2,470,599	2,470,599	2,531,353
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17 b	3/30/07	7,245,002	7,245,002	6,923,044
Signal Butte, Mesa, AZ, 6.90%, 7/1/17 ¶ b	6/20/07	15,000,000	15,000,000	14,588,542
Station Square, Pompano Beach, FL, 6.33%, 2/1/14 ¶ b	1/19/07	12,000,000	12,000,000	10,331,288
Sundance Plaza, Colorado Springs, CO, 7.13%, 11/1/08	10/29/98	41,760	41,760	41,760
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14 b	2/15/07	1,282,172	1,282,172	1,280,305
Woodmen Corporate Center, Colorado Springs, CO, 5.14%, 11/1/08 ¶ b r	8/8/05	9,950,000	9,950,000	9,950,000
			111,943,899	109,405,754
Multifamily Loans — 40.5%
Carolina Square Apartments, Tallahassee, FL, 6.63%, 8/1/12 ¶ b	7/20/07	7,875,000	7,875,000	7,801,423
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13 b	6/5/03	3,903,950	3,903,950	3,800,227
Lake Point Terrace Apartments, Madison, WI, 6.33%, 5/1/17 b	4/13/07	4,975,076	4,975,076	4,670,198
Meadows Point, College Station, TX, 7.93%, 2/1/13 ¶ /	1/24/08	5,400,000	5,400,000	4,717,190
RP-Plaza Development, Oxnard, CA, 5.86%, 3/1/10 ¶ r	2/23/05	5,000,000	5,000,000	5,050,000
Sapphire Skies, Cle Elum, WA, 6.14%, 1/1/09 ¶ r	12/23/05	9,012,820	9,012,820	9,012,820

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Strategic Income Portfolio II (BSP)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE I
Summit Chase Apartments I, Coral Springs, FL, 6.75%, 1/1/09 ¶	7/7/05	$12,670,000	$12,670,000	$8,869,000
Summit Chase Apartments II, Coral Springs, FL, 10.00%, 1/1/09 ¶ / S	7/7/05	3,234,000	3,234,000	2,263,800
Sussex Club Apartments I, Athens, GA, 6.33%, 5/1/10 ¶	4/17/07	9,126,000	9,126,000	9,164,188
Sussex Club Apartments II, Athens, GA, 6.88%, 5/1/10 ¶ / S	4/17/07	1,825,000	1,825,000	1,655,488
Timber Ridge Apartments, Houston, TX, 9.88%, 8/1/13 ¶ /	4/23/02	500,000	500,000	466,925
Trinity Oaks Apartments I, Dallas, TX, 6.53%, 4/1/09 ¶	3/30/06	7,000,000	7,000,000	5,819,497
Trinity Oaks Apartments II, Dallas, TX, 7.88%, 4/1/09 ¶ / S	3/30/06	1,690,000	1,690,000	1,183,000
Vista Bonita Apartments, Denton, TX, 7.00%, 12/1/08	3/4/05	2,720,903	2,720,903	2,149,276
Windy Meadows, Arlington, TX, 6.93%, 5/1/10 ¶ b	4/27/07	6,380,000	6,380,000	6,468,414
Winterland Apartments I, Grand Forks, ND, 9.23%, 7/1/12	6/6/97	529,344	529,344	527,567
Winterland Apartments II, Grand Forks, ND, 9.23%, 7/1/12	6/6/97	1,014,574	1,014,574	849,402
			82,856,667	74,468,415
Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 10.48%, 12/1/20	12/18/92	56,472	56,936	58,166
PHH U.S. Mortgage, 2 loans, California and Delaware, 8.65%, 1/1/12	12/30/92	168,483	163,448	165,437
			220,384	223,603
Total Whole Loans and Participation Mortgages			195,020,950	184,097,772
Preferred Stocks — 16.1%
Real Estate Investment Trusts — 16.1%
AMB Property, Series L a		99,600	2,326,357	1,911,324
AMB Property, Series M a		14,360	367,561	288,636
AMB Property, Series O a		13,459	336,475	277,172
BRE Properties, Series C		94,000	1,867,780	1,876,240
BRE Properties, Series D		7,450	148,031	148,627
Developers Diversified Realty, Series H		37,600	770,800	735,456
Developers Diversified Realty, Series I		6,050	126,143	119,609
Duke Realty, Series J a		38,244	974,588	697,953
Duke Realty, Series L		27,260	521,211	489,862
Duke Realty, Series M a		83,200	1,704,000	1,682,304
Duke Realty, Series O		63,150	1,490,340	1,492,866
Equity Residential Properties, Series N		15,000	317,250	313,500
Health Care Properties, Series E a		5,100	131,070	101,745
Health Care Properties, Series F a		40,485	1,020,755	792,696
Kimco Realty, Series F a		58,000	1,406,500	1,206,400
Kimco Realty, Series G		20,800	467,376	495,040
ProLogis Trust, Series F a		26,120	630,278	549,826
ProLogis Trust, Series G		11,700	245,700	251,667
PS Business Parks, Series H		37,600	752,000	735,080
PS Business Parks, Series I		13,200	259,644	247,896
PS Business Parks, Series M		37,600	774,560	776,440
PS Business Parks, Series P		11,650	223,330	215,641
Public Storage, Series A a		40,000	977,346	850,000
Public Storage, Series B a		22,200	543,900	529,914
Public Storage, Series E a		28,200	641,550	595,302
Public Storage, Series I		37,600	817,800	884,728
Public Storage, Series K		24,850	540,487	592,672
Public Storage, Series X a		20,000	502,366	404,000
Public Storage, Series Z a		20,000	497,779	394,800
Realty Income, Series D a		90,000	2,281,500	2,092,500
Realty Income, Series E		37,600	812,160	793,736
Regency Centers, Series C		37,600	812,912	830,960
Regency Centers, Series E a		84,200	1,912,340	1,757,675
UDR, Series G		37,600	804,640	776,816
Weingarten Realty Investors, Series F a		182,500	4,489,375	3,723,000
Total Preferred Stocks			32,495,904	29,632,083
Total Unaffiliated Investments			255,125,132	241,719,778

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Strategic Income Portfolio II (BSP)

DESCRIPTION	SHARES	COST	VALUE I
Short-Term Investment — 1.9%
First American Prime Obligations Fund, Class Z x	3,463,142	$3,463,142	$3,463,142
Total Investments ▲ — 133.2%		$258,588,274	$245,182,920
Other Assets and Liabilities, Net — (33.2)%			(61,168,781)
Total Net Assets — 100.0%			$184,014,139

I  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

a  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2008, securities and/or portion of securities valued at $20,364,798 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$5,499,000	8/29/08	2.60%	9/29/08	$1,191	(1)
7,145,000	8/6/08	3.16%	9/5/08	16,313	(2)
$12,644,000				$17,504

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $2,854,752 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $128,748 par
Federal National Mortgage Association, 6.00%, 10/1/16, $211,759 par
Federal National Mortgage Association, 5.50%, 6/1/17, $254,740 par
Federal National Mortgage Association, 5.00%, 9/1/17, $428,160 par
Federal National Mortgage Association, 5.00%, 11/1/17, $862,360 par
Federal National Mortgage Association, 6.50%, 6/1/29, $1,002,000 par
Federal National Mortgage Association, 7.50%, 5/1/30, $107,036 par
Federal National Mortgage Association, 8.00%, 5/1/30, $41,443 par
Federal National Mortgage Association, 8.00%, 6/1/30, $140,647 par

(2)  Dresdner Bank:
AMB Property, Series L, 62,000 shares
AMB Property, Series M, 14,360 shares
AMB Property, Series O, 13,459 shares
Duke Realty, Series J, 38,244 shares
Duke Realty, Series M, 8,000 shares
Health Care Properties, Series E, 5,100 shares
Health Care Properties, Series F, 40,485 shares
Kimco Realty, Series F, 58,000 shares
ProLogis Trust, Series F, 18,220 shares
Public Storage, Series A, 40,000 shares
Public Storage, Series B, 22,200 shares
Public Storage, Series E, 15,000 shares
Public Storage, Series X, 20,000 shares
Public Storage, Series Z, 20,000 shares
Realty Income, Series D, 90,000 shares
Regency Centers, Series E, 46,600 shares
Weingarten Realty Investors, Series F, 182,500 shares

The fund has entered into lending commitments with Goldman Sachs and Dresdner Bank. The monthly agreements permit the fund to enter into reverse repurchase agreements using U.S. government agency mortgage-backed securities and/or preferred stocks as collateral.

°°  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2008, the total value of fair valued securities was $205,914,723 or 111.9% of total net assets. See note 2 in Notes to Financial Statements.

¶  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2008.

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Strategic Income Portfolio II (BSP)

p  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2008. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2008.

b  Securities pledged as collateral for outstanding borrowings under a loan agreement. On August 31, 2008, securities valued at $117,973,994 were pledged as collateral for the following outstanding borrowings:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$50,000,000	8/29/08	5.11%	9/30/08	$21,203	(1)

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% and resets monthly.

Name of broker and description of collateral:

(1)  Massachusetts Mutual:
5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11, $6,333,282 par
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11, $1,474,403 par
Bigelow Office Building, Las Vegas, NV, 6.50%, 4/1/17, $1,133,848 par
Carolina Square Apartments, Tallahassee, FL, 6.63%, 8/1/12, $7,875,000 par
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13, $3,903,950 par
Cypress Point Office Park I, Tampa, FL, 5.30%, 6/1/09, $4,439,604 par
Cypress Point Office Park II, Tampa, FL, 5.30%, 6/1/09, $4,313,332 par
Hickman Road, Clive, IA, 6.78%, 1/1/13, $5,500,000 par
LaCosta Centre, Austin, TX, 5.20%, 3/1/09, $4,268,469 par
Lake Point Terrace Apartments, Madison, WI, 6.33%, 5/1/17, $4,975,076 par
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13, $1,516,391 par
Office City Plaza, Houston, TX, 6.43%, 6/1/12, $5,533,871 par
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11, $12,140,653 par
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11, $1,445,510 par
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17, $1,825,000 par
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12, $2,470,599 par
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17, $7,245,002 par
Signal Butte, Mesa, AZ, 6.90%, 7/1/17, $15,000,000 par
Station Square, Pompano Beach, FL, 6.33%, 2/14/14, $12,000,000 par
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14, $1,282,172 par
Windy Meadows, Arlington, TX, 6.93%, 5/1/10, $6,380,000 par
Woodmen Corporate Center, Colorado Springs, CO, 5.14%, 11/1/08, $9,950,000 par

The fund has entered into a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC") under which MMLIC made a term loan to the fund of $45,100,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $12,900,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month London Interbank Offered Rate plus 2.625%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

r  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2008.

/  Participating Loan. See note 2 in Notes to Financial Statements.

S  Loan is not current on interest and/or principal payments.

x  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

▲  On August 31, 2008, the cost of investments for federal income tax purposes was $258,732,487. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,049,187
Gross unrealized depreciation	(14,598,754)
Net unrealized depreciation	$(13,549,567)

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Strategic Income Portfolio III (CSP)  August 31, 2008

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE I
(Percentages of each investment category relate to total net assets)
U.S. Government Agency Mortgage-Backed Securities a — 2.6%
Fixed Rate — 2.6%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		$2,854,752	$2,921,720	$2,905,726
9.00%, 7/1/30, #C40149		180,248	184,432	200,294
Federal National Mortgage Association,
6.00%, 10/1/16, #607030		211,759	212,605	217,988
5.50%, 2/1/17, #623874		405,609	404,889	413,485
5.50%, 6/1/17, #648508		254,740	255,695	259,447
5.00%, 9/1/17, #254486		428,160	429,017	429,447
5.00%, 11/1/17, #657356		862,360	865,815	864,953
6.50%, 6/1/29, #252497		701,400	697,276	728,239
7.50%, 5/1/30, #535289		107,036	103,894	115,216
8.00%, 5/1/30, #538266		41,443	40,985	44,788
8.00%, 6/1/30, #253347		126,582	125,182	136,799
Total U.S. Government Agency Mortgage-Backed Securities			6,241,510	6,316,382
Corporate Notes °° ¶ — 10.6%
Fixed Rate — 10.6%
Sarofim Brookhaven, 6.90%, 1/1/11	12/21/07	10,040,375	10,040,375	10,247,207
Stratus Properties IV, 6.56%, 12/31/11	12/12/06	7,000,000	7,000,000	7,070,000
Stratus Properties VI, 6.92%, 12/31/11	6/1/07	8,000,000	8,000,000	8,160,000
Total Corporate Notes			25,040,375	25,477,207
Private Mortgage-Backed Security °° — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 6.06%, 10/25/21	7/30/93	101,538	60,670	—
Whole Loans and Participation Mortgages °° p — 103.9%
Commercial Loans — 63.9%
150 North Pantano I, Tucson, AZ, 5.86%, 2/1/09 ¶ b r	1/4/05	3,525,000	3,525,000	3,450,644
150 North Pantano II, Tucson, AZ, 14.88%, 2/1/09 ¶	1/4/05	440,000	440,000	319,877
8324 East Hartford Drive I, Scottsdale, AZ, 5.15%, 5/1/09 b	4/8/04	3,737,128	3,737,128	3,714,252
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 b	12/18/02	4,983,202	4,983,202	3,488,242
Alliant University, Fresno, CA, 7.15%, 8/1/11 b	7/12/06	2,800,000	2,800,000	2,850,401
Apple Blossom Convenience Center, Winchester, VA, 6.58%, 8/1/12 ¶	7/9/07	2,150,000	2,150,000	2,140,026
Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/09 b	8/2/04	3,243,752	3,243,752	3,235,498
Carrier 360, Grand Prairie, TX, 5.40%, 7/1/09 b	6/28/04	3,213,949	3,213,949	3,195,441
Carrier 360 II, Grand Prairie, TX, 5.88%, 7/1/09	12/16/05	333,902	333,902	331,632
Fairview Business Park, Salem, OR, 7.33%, 8/1/11 b	7/14/06	7,600,000	7,600,000	7,548,369
First Colony Marketplace, Sugar Land, TX, 6.43%, 9/1/10 ¶ b	8/15/07	12,900,000	12,900,000	11,507,311
France Avenue Business Park II, Brooklyn Center, MN, 7.40% 10/1/12 ¶ b	9/12/02	4,337,538	4,337,538	4,412,104
France Avenue Business Park II, (second), Brooklyn Center, MN, 7.38%, 10/1/12	1/17/08	600,000	600,000	609,445
Jilly's American Grill, Scottsdale, AZ, 4.84%, 9/1/08 ¶ b r	8/19/05	1,810,000	1,810,000	1,810,000
La Cholla Plaza I, Tucson, AZ, 5.64%, 8/1/09 ¶ b r	7/26/06	11,135,604	11,135,604	11,135,604
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/09 ¶	7/26/06	1,389,396	1,389,396	1,344,280
Memphis Medical Building, Memphis, TN, 6.40%, 9/1/12 ¶	8/22/07	4,250,000	4,250,000	4,173,097
NCH Commercial Pool, Tucson, AZ, 11.93%, 4/1/10 ¶	3/27/07	5,500,000	5,500,000	5,345,905
NCH Commercial Pool II, Phoenix, AZ, 11.93%, 1/1/11 ¶	12/4/07	14,000,000	14,000,000	14,280,000
Noah's Ark Self Storage, San Antonio, TX, 6.48%, 9/1/10 ¶ b	8/24/07	2,400,000	2,400,000	2,402,260
North Austin Business Center, Austin, TX, 5.65%, 11/1/11 b	10/29/04	3,898,168	3,898,168	3,804,647
Outlets at Casa Grande, Casa Grande, AZ, 6.93%, 3/1/11 ¶ b	2/27/06	7,300,000	7,300,000	7,396,235

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE I
Outlets at Casa Grande II, Casa Grande, AZ, 6.90%, 3/1/11 ¶ b	4/11/07	$3,500,000	$3,500,000	$3,546,125
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17 ¶ b	3/26/07	4,600,000	4,600,000	4,392,806
Preston Trail Village I, Dallas, TX, 5.64%, 9/1/08 ¶ r	11/18/05	16,850,792	16,850,792	16,850,792
Preston Trail Village II, Dallas, TX, 13.38%, 9/1/08 ¶	11/18/05	2,500,000	2,500,000	1,983,534
RealtiCorp Fund III, Orlando/Crystal River, FL, 7.39%, 11/1/08 ¶ r	2/28/06	4,222,755	4,222,755	4,222,755
Shoppes at Jonathan's Landing, Jupiter, FL, 7.95%, 5/1/10 b	4/12/00	2,721,240	2,721,240	2,775,664
Silver Star Storage, Austin, TX, 6.40%, 4/1/11 ¶	3/25/08	4,160,000	4,160,000	4,143,779
Spa Atlantis, Pompano Beach, FL, 5.64%, 10/1/08 ¶ r	9/30/05	19,281,600	19,281,600	13,497,120
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11 b	8/25/04	3,506,726	3,506,726	3,492,075
			162,890,752	153,399,920
Multifamily Loans — 40.0%
Avalon Hills I, Omaha, NE, 6.93%, 3/1/10 ¶ b	3/1/07	10,720,000	10,720,000	10,832,377
Avalon Hills II, Omaha, NE, 9.88%, 3/1/10 ¶ / S	3/1/07	2,144,000	2,144,000	1,862,604
Chateau Club Apartments I, Athens, GA, 6.68%, 12/1/10 ¶	12/20/07	6,623,000	6,623,000	6,615,994
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/10 ¶ / S	12/20/07	1,324,624	1,324,624	1,088,195
Citadel Apartments I, El Paso, TX, 6.53%, 4/1/10 ¶ b	3/30/07	10,300,000	10,300,000	10,300,000
Citadel Apartments II, El Paso, TX, 9.88%, 4/1/10 ¶	3/30/07	500,000	500,000	472,821
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 b	8/29/03	2,465,673	2,465,673	2,295,141
Courtyards at Mesquite I, Mesquite, TX, 6.53%, 11/1/09 b	10/14/05	7,508,071	7,508,071	7,551,309
Courtyards at Mesquite II, Mesquite, TX, 7.90%, 11/1/09 ¶ / S	10/14/05	2,850,000	2,850,000	2,121,773
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12 b	8/26/04	2,528,371	2,528,371	2,565,810
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/12	8/26/04	496,093	496,093	500,487
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 b	12/24/03	1,244,338	1,244,338	1,251,216
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	45,613	45,613	44,326
Good Haven Apartments I, Dallas, TX, 5.43%, 9/1/07 ¶ r S u /	8/24/04	6,737,000	6,737,000	4,715,900
Good Haven Apartments II, Dallas, TX, 14.88%, 9/1/07 ¶ S u /	8/24/04	842,000	842,000	589,400
Good Haven Apartments III, Dallas, TX, 14.88%, 5/1/09 ¶ S u	7/3/08	694,096	694,096	485,867
Lions Park Apartments I, Elk River, MN, 5.20%, 4/1/09 b	3/25/04	3,327,836	3,327,836	3,296,188
Lions Park Apartments II, Elk River, MN, 11.88%, 4/1/09	3/25/04	98,061	98,061	91,040
Meadowview Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	903,148	903,148	908,140
Meadowview Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	45,613	45,613	44,326
Meridian Pointe Apartments, Kalispell, MT, 8.73%, 4/1/12 b	3/7/97	1,042,614	1,042,614	1,084,319
Montevista Apartments, Fort Worth, TX, 7.43%, 9/1/12 ¶ /	8/30/07	7,308,000	7,308,000	5,534,300
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 11/1/09 ¶	10/17/06	5,800,000	5,800,000	5,576,077
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	856,992	856,992	861,992
Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	45,613	45,613	44,326
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 ¶ b	1/17/07	3,328,000	3,328,000	3,341,705
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 ¶	1/17/07	416,000	416,000	354,484
RiverPark Land Lot III, Oxnard, CA, 5.86%, 11/1/09 ¶ r	10/9/07	3,650,000	3,650,000	3,723,000
Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12 b	2/1/07	3,592,510	3,592,510	3,439,071
Vista Village Apartments I, El Paso, TX, 6.53%, 4/1/10 ¶ b	3/30/07	6,100,000	6,100,000	6,100,000
Vista Village Apartments II, El Paso, TX, 9.88%, 4/1/10 ¶	3/30/07	350,000	350,000	332,549
Whispering Oaks I, Little Rock, AR, 6.53%, 2/1/10 ¶ b	1/10/07	6,800,000	6,800,000	6,798,907
Whispering Oaks II, Little Rock, AR, 9.88%, 2/1/10 ¶ / S	1/10/07	1,360,000	1,360,000	1,091,162
			102,047,266	95,914,806
Total Whole Loans and Participation Mortgages			264,938,018	249,314,726
Preferred Stocks — 13.1%
Real Estate Investment Trusts — 13.1%
AMB Property, Series L a		123,520	2,997,661	2,370,349
AMB Property, Series M a		21,240	543,889	426,924
AMB Property, Series O a		9,613	240,325	197,968
BRE Properties, Series C		66,300	1,317,381	1,323,348
BRE Properties, Series D		5,250	104,318	104,738
Developers Diversified Realty, Series G a		400	10,380	8,480

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Strategic Income Portfolio III (CSP)

DESCRIPTION	SHARES	COST	VALUE I
Developers Diversified Realty, Series H	26,520	$543,660	$518,731
Developers Diversified Realty, Series I	4,270	89,030	84,418
Duke Realty, Series J a	20,956	535,385	382,447
Duke Realty, Series L	19,220	367,486	345,383
Duke Realty, Series M a	55,040	1,110,800	1,112,909
Duke Realty, Series O	44,550	1,051,380	1,053,162
Equity Residential Properties, Series N	10,700	226,305	223,630
Health Care Properties, Series E a	7,690	197,633	153,416
Health Care Properties, Series F a	84,750	2,140,448	1,659,405
Kimco Realty, Series F a	113,000	2,754,500	2,350,400
Kimco Realty, Series G a	69,700	1,705,309	1,658,860
Post Properties, Series B a	1,600	39,940	31,440
ProLogis Trust, Series F a	33,905	835,567	713,700
ProLogis Trust, Series G	8,300	174,300	178,533
PS Business Parks, Series H	26,520	530,400	518,466
PS Business Parks, Series I	9,300	182,931	174,654
PS Business Parks, Series L a	7,000	179,550	143,500
PS Business Parks, Series M	26,520	546,312	547,638
PS Business Parks, Series P	8,200	157,194	151,782
Public Storage, Series A a	38,000	921,909	807,500
Public Storage, Series E	9,300	186,000	196,323
Public Storage, Series I	26,520	576,810	624,016
Public Storage, Series K	17,550	381,712	418,567
Public Storage, Series X a	59,000	1,481,819	1,191,800
Public Storage, Series Z a	30,000	746,643	592,200
Realty Income, Series D a	97,500	2,474,125	2,266,875
Realty Income, Series E	26,520	572,832	559,837
Regency Centers, Series C	26,520	573,362	586,092
Regency Centers, Series E a	94,270	2,221,248	1,967,886
UDR, Series G	26,520	567,528	547,903
Vornado Realty Trust, Series E a	7,400	186,598	164,354
Weingarten Realty Investors, Series F a	242,500	5,989,375	4,947,000
Total Preferred Stocks		35,462,045	31,304,634
Total Unaffiliated Investments		331,742,618	312,412,949
Short-Term Investment — 1.3%
First American Prime Obligations Fund, Class Z x	3,166,199	3,166,199	3,166,199
Total Investments ▲ — 131.5%		$334,908,817	$315,579,148
Other Assets and Liabilities, Net — (31.5)%			(75,637,744)
Total Net Assets — 100.0%			$239,941,404

I  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

a  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2008, securities and/or portion of securities valued at $25,620,379 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$5,758,000	8/29/08	2.60%	9/29/08	$1,248	(1)
9,608,000	8/6/08	3.16%	9/5/08	21,936	(2)
$15,366,000				$23,184

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus a spread and reset monthly.

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Strategic Income Portfolio III (CSP)

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $2,854,752 par
Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $180,248 par
Federal National Mortgage Association, 6.00%, 10/1/16, $211,759 par
Federal National Mortgage Association, 5.50%, 2/1/17, $405,609 par
Federal National Mortgage Association, 5.50%, 6/1/17, $254,740 par
Federal National Mortgage Association, 5.00%, 9/1/17, $428,160 par
Federal National Mortgage Association, 5.00%, 11/1/17, $862,360 par
Federal National Mortgage Association, 6.50%, 6/1/29, $701,400 par
Federal National Mortgage Association, 7.50%, 5/1/30, $107,036 par
Federal National Mortgage Association, 8.00%, 5/1/30, $41,443 par
Federal National Mortgage Association, 8.00%, 6/1/30, $126,582 par

(2)  Dresdner Bank:
AMB Property, Series L, 97,000 shares
AMB Property, Series M, 21,240 shares
AMB Property, Series O, 9,613 shares
Developers Diversified Realty, Series G, 400 shares
Duke Realty, Series J, 20,956 shares
Duke Realty, Series M, 2,000 shares
Health Care Properties, Series E, 7,690 shares
Health Care Properties, Series F, 84,750 shares
Kimco Realty, Series F, 113,000 shares
Kimco Realty, Series G, 3,000 shares
Post Properties, Series B, 1,600 shares
ProLogis Trust, Series F, 28,305 shares
PS Business Parks, Series L, 7,000 shares
Public Storage, Series A, 38,000 shares
Public Storage, Series X, 59,000 shares
Public Storage, Series Z, 30,000 shares
Realty Income, Series D, 97,500 shares
Regency Centers, Series E, 67,750 shares
Vornado Realty Trust, Series E, 7,400 shares
Weingarten Realty Investors, Series F, 242,500 shares

The fund has entered into lending commitments with Goldman Sachs and Dresdner Bank. The monthly agreements permit the fund to enter into reverse repurchase agreements using U.S. government agency mortgage-backed securities and/or preferred stocks as collateral.

°°  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2008, the total value of fair valued securities was $274,791,933 or 114.5% of total net assets. See note 2 in Notes to Financial Statements.

¶  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2008.

p  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2008.

r  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2008.

/  Participating Loan. See note 2 in Notes to Financial Statements.

S  Loan is not current on interest and/or principal payments.

u  Loan is in default.

/  Loan has matured and the fund is anticipating payoff or refinancing.

b  Securities pledged as collateral for outstanding borrowings under a loan agreement. On August 31, 2008, securities valued at $143,013,721 were pledged as collateral for the following outstanding borrowings:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$62,000,000	8/29/08	5.11%	9/30/08	$26,292	(1)

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% and resets monthly.

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Strategic Income Portfolio III (CSP)

Name of broker and description of collateral:

(1)  Massachusetts Mutual:
150 North Pantano I, Tucson, AZ, 5.86%, 2/1/09, $3,525,000 par
8324 East Hartford Drive I, Scottsdale, AZ, 5.15%, 5/1/09, $3,737,128 par
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09, $4,983,202 par
Alliant University, Fresno, CA, 7.15%, 8/1/11, $2,800,000 par
Avalon Hills I, Omaha, NE, 6.93%, 3/1/10, $10,720,000 par
Biltmore Lakes Corporate Center, Phoenix, AZ, 6.00%, 9/1/09, $3,243,752 par
Carrier 360, Grand Prairie, TX, 5.40%, 7/1/09, $3,213,949 par
Citadel Apartments I, El Paso, TX, 6.53%, 4/1/10, $10,300,000 par
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13, $2,465,673 par
Courtyards at Mesquite I, Mesquite, TX, 6.53%, 11/1/09, $7,508,071 par
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12, $2,528,371 par
Fairview Business Park, Salem, OR, 7.33%, 8/1/11, $7,600,000 par
First Colony Marketplace, Sugar Land, TX, 6.43%, 9/1/10, $12,900,000 par
France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12, $4,337,538 par
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14, $1,244,338 par
Jilly's American Grill, Scottsdale, AZ, 4.84%, 9/1/09, $1,810,000 par
La Cholla Plaza I, Tucson, AZ, 5.64%, 8/1/09, $11,135,604 par
Lions Park Apartments I, Elk River, MN, 5.20%, 4/1/09, $3,327,836 par
Meridian Pointe Apartments, Kalispell, MT, 8.73%, 2/1/12, $1,042,614 par
Noah's Ark Self Storage, San Antonio, TX, 6.48%, 9/1/10, $2,400,000 par
North Austin Business Center, Austin, TX, 5.65%, 11/1/11, $3,898,168 par
Outlets at Casa Grande, Casa Grande, AZ, 6.93%, 3/1/11, $7,300,000 par
Outlets at Casa Grande II, Casa Grande, AZ, 6.90%, 3/1/11, $3,500,000 par
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17, $4,600,000 par
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10, $3,328,000 par
Shoppes at Jonathan's Landing, Jupiter, FL, 7.95%, 5/1/10, $2,721,240 par
Tatum Ranch Center, Phoenix, AZ, 6.53%, 9/1/11, $3,506,726 par
Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12, $3,592,510 par
Vista Village Apartments I, El Paso, TX, 6.53%, 4/1/10, $6,100,000 par
Whispering Oaks I, Little Rock, AR, 6.53%, 2/1/10, $6,800,000 par

The fund has entered into a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC") under which MMLIC made a term loan to the fund of $54,400,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $15,600,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month London Interbank Offered Rate plus 2.625%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

x  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

▲  On August 31, 2008, the cost of investments for federal income tax purposes was $335,103,899. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,607,696
Gross unrealized depreciation	(21,132,447)
Net unrealized depreciation	$(19,524,751)

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Select Portfolio (SLA)  August 31, 2008

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE I
(Percentages of each investment category relate to total net assets)
U.S. Government Agency Mortgage-Backed Securities a — 2.8%
Fixed Rate — 2.8%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		$1,605,798	$1,643,467	$1,634,471
7.50%, 12/1/29, #C00896		254,157	250,008	274,751
Federal National Mortgage Association,
5.00%, 11/1/17, #657356		862,360	865,814	864,952
6.50%, 6/1/29, #252497		901,800	896,496	936,307
7.50%, 5/1/30, #535289		59,465	57,718	64,009
8.00%, 5/1/30, #538266		23,024	22,770	24,882
Total U.S. Government Agency Mortgage-Backed Securities			3,736,273	3,799,372
Corporate Notes °° ¶ — 12.8%
Fixed Rate — 12.8%
Sarofim Northwest, 6.90%, 1/1/11	12/21/07	8,181,250	8,181,250	8,349,784
Stratus Properties I, 6.56%, 12/31/11	12/28/00	5,000,000	5,000,000	5,050,000
Stratus Properties VII, 6.92%, 12/31/11	6/1/07	3,500,000	3,500,000	3,570,000
Total Corporate Notes			16,681,250	16,969,784
Whole Loans and Participation Mortgages °° p — 102.7%
Commercial Loans — 72.7%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 b	12/22/04	5,021,659	5,021,659	4,988,381
ABC Conoco, Aspen, CO, 6.65%, 11/1/11 b	10/31/06	3,990,161	3,990,161	3,993,455
Best Buy, Fullerton, CA, 8.63%, 1/1/11 b	12/29/00	1,717,021	1,717,021	1,768,532
Cingular Wireless Building, Richardson, TX, 7.03%, 7/1/11 b	6/21/06	6,496,058	6,496,058	6,598,627
Clear Lake Central I, Webster, TX, 6.70%, 8/1/11 ¶ b	7/27/06	7,100,000	7,100,000	7,125,858
Gallery Row, Tucson, AZ, 11.88%, 10/1/11 ¶	9/7/06	500,000	500,000	447,319
George Gee Hummer, Liberty Lake, WA, 7.25%, 7/1/10 ¶ b	6/30/05	2,125,000	2,125,000	2,166,373
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 ¶ b	6/30/05	4,675,000	4,675,000	4,768,105
George Gee Pontiac II, Liberty Lake, WA, 7.78%, 7/1/10 ¶	9/14/06	750,000	750,000	765,000
George Gee Porsche, Liberty Lake, WA, 7.78%, 7/1/10 ¶ b	9/14/06	2,500,000	2,500,000	2,550,000
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11 b	2/23/06	9,373,927	9,373,927	9,473,819
Highland Park II, Scottsdale, AZ, 9.88%, 3/1/11	2/23/06	1,193,561	1,193,561	1,148,027
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/10 ¶ b	7/18/07	3,520,000	3,520,000	3,525,380
Kolb Plaza II, Tucson, AZ, 9.88%, 8/1/10 ¶	7/18/07	440,000	440,000	380,059
Landmark Bank Center, Euless, TX, 3.85% through 4/30/09, thereafter 5.85%, 5/1/11 ¶	7/1/04	3,242,424	3,242,424	3,067,273
Landmark Bank Center II, Euless, TX, 5.58%, 5/1/11 ¶	6/12/08	1,157,576	1,157,576	810,303
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17 ¶ b	5/23/07	2,175,000	2,175,000	2,064,634
Northrop Grumman Campus I, Colorado Springs, CO, 5.64%, 12/1/08 ¶ b r	11/15/05	5,700,000	5,700,000	5,700,000
Northrop Grumman Campus II, Colorado Springs, CO, 14.00%, 12/1/08 ¶	11/15/05	500,000	500,000	462,907
Oxford Mall, Oxford, MS, 6.39%, 10/1/07 ¶ r /	9/24/04	4,600,000	4,600,000	4,600,000
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 b	5/12/03	4,800,725	4,800,725	4,806,042
Point Plaza, Turnwater, WA, 8.43%, 1/1/11	12/14/00	5,883,827	5,883,827	5,735,182
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 6.83%, 11/1/12 b	10/12/07	8,136,399	8,136,399	8,143,630
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17 b	6/28/07	5,162,667	5,162,667	4,912,617
Town Square #6, Olympia, WA, 7.40%, 9/1/12 b	8/2/02	3,715,644	3,715,644	3,786,470
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 b	12/20/01	2,375,605	2,375,605	2,470,629
			96,852,254	96,258,622
Multifamily Loans — 30.0%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15	8/11/03	4,457,871	4,457,871	4,407,457
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	8/11/03	517,553	517,553	519,494
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09 b	12/30/98	2,542,098	2,542,098	2,542,098

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Select Portfolio (SLA)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE I
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 b	3/24/99	$2,565,170	$2,565,170	$2,589,949
Highland House Apartments, Dallas, TX, 6.80%, 10/1/10 ¶ b	9/10/07	2,700,000	2,700,000	2,717,924
Hunters Meadow, Colorado Springs, CO, 7.80%, 8/1/12	7/2/02	5,916,415	5,916,415	4,462,405
Keystone Crossings, Springdale, AZ, 8.15%, 7/1/10 ¶ /	6/27/07	4,024,000	4,024,000	3,710,760
NCH Multifamily Pool II, Oklahoma City, OK, 11.93%, 10/1/10 ¶	10/1/07	5,400,000	5,400,000	5,508,000
Revere Apartments, Revere, MA, 6.28%, 3/1/12 b	3/8/07	1,672,195	1,672,195	1,641,877
RP Urban Partners, Oxnard, CA, 5.86%, 3/1/10 ¶ r	2/23/05	5,000,000	5,000,000	5,050,000
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 b	6/5/03	6,773,118	6,773,118	6,599,830
			41,568,420	39,749,794
Total Whole Loans and Participation Mortgages			138,420,674	136,008,416
Preferred Stocks — 13.2%
Real Estate Investment Trusts — 13.2%
AMB Property, Series L		23,820	470,445	457,106
AMB Property, Series M a		8,700	222,285	174,870
AMB Property, Series O a		10,228	255,700	210,633
BRE Properties, Series C		59,550	1,183,259	1,188,618
BRE Properties, Series D		4,700	93,389	93,765
Developers Diversified Realty, Series H		23,820	488,310	465,919
Developers Diversified Realty, Series I		3,830	79,856	75,719
Duke Realty, Series L		17,270	330,202	310,342
Duke Realty, Series M		47,640	952,800	963,281
Duke Realty, Series O		40,000	944,000	945,600
Equity Residential Properties, Series N		9,500	200,925	198,550
Health Care Properties, Series E a		1,810	46,517	36,110
Health Care Properties, Series F a		37,480	945,244	733,858
Kimco Realty, Series G a		53,200	1,296,604	1,266,160
ProLogis Trust, Series F		5,000	105,000	105,250
ProLogis Trust, Series G		7,400	155,400	159,174
PS Business Parks, Series H		23,820	476,400	465,681
PS Business Parks, Series I		8,400	165,228	157,752
PS Business Parks, Series M		23,820	490,692	491,883
PS Business Parks, Series P		7,400	141,858	136,974
Public Storage, Series E a		73,300	1,793,750	1,547,363
Public Storage, Series I		23,820	518,085	560,485
Public Storage, Series K		15,700	341,475	374,445
Realty Income, Series D a		60,000	1,521,000	1,395,000
Realty Income, Series E		23,820	514,512	502,840
Regency Centers, Series C		23,820	514,988	526,422
Regency Centers, Series E a		46,170	1,032,215	963,799
UDR, Series G		23,820	509,748	492,121
Weingarten Realty Investors, Series F a		120,000	3,000,000	2,448,000
Total Preferred Stocks			18,789,887	17,447,720
Total Unaffiliated Investments			177,628,084	174,225,292
Short-Term Investment — 1.8%
First American Prime Obligations Fund, Class Z x		2,411,004	2,411,004	2,411,004
Total Investments ▲ — 133.3%			$180,039,088	$176,636,296
Other Assets and Liabilities, Net — (33.3)%				(44,170,405)
Total Net Assets — 100.0%				$132,465,891

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

American Select Portfolio (SLA)

I  Securities are valued in accordance with procedures described in Note 2 in Notes to Financial Statements.

a  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2008, securities and/or portion of securities valued at $10,927,769 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$3,653,000	8/29/08	2.60%	9/29/08	$792	(1)
3,536,000	8/6/08	3.16%	9/5/08	8,073	(2)
$7,189,000				$8,865

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,605,798 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $254,157 par
Federal National Mortgage Association, 5.00%, 11/1/17, $862,360 par
Federal National Mortgage Association, 6.50%, 6/1/29, $901,800 par
Federal National Mortgage Association, 7.50%, 5/1/30, $59,465 par
Federal National Mortgage Association, 8.00%, 5/1/30, $23,024 par

(2)  Dresdner Bank:
AMB Property, Series M, 8,700 shares
AMB Property, Series O, 10,228 shares
Health Care Properties, Series E, 1,810 shares
Health Care Properties, Series F, 37,480 shares
Kimco Realty, Series G, 12,300 shares
Public Storage, Series E, 65,000 shares
Realty Income, Series D, 60,000 shares
Regency Centers, Series E, 22,350 shares
Weingarten Realty Investors, Series F, 120,000 shares

The fund has entered into lending commitments with Goldman Sachs and Dresdner Bank. The monthly agreements permit the fund to enter into reverse repurchase agreements using U.S. government agency mortgage-backed securities and/or preferred stocks as collateral.

°°  Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2008, the total value of fair valued securities was $152,978,200 or 115.5% of total net assets. See note 2 in Notes to Financial Statements.

¶  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2008.

p  Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2008.

b  Securities pledged as collateral for outstanding borrowings under a loan agreement. On August 31, 2008, securities valued at $94,934,230 were pledged as collateral for the following outstanding borrowings:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$38,000,000	8/29/08	5.11%	9/30/08	$16,114	(1)

*  Interest rate as of August 31, 2008. Rate is based on the London Interbank Offered Rate ("LIBOR") plus 2.625% and resets monthly.

Name of broker and description of collateral:

(1)  Massachusetts Mutual:
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10, $5,021,659 par
ABC Conoco, Aspen, CO, 6.65%, 11/1/11, $3,990,161 par
Best Buy, Fullerton, CA, 8.63%, 1/1/11, $1,717,021 par
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09, $2,542,098 par
Cingular Wireless Building, Richardson, TX, 7.03%, 7/1/11, $6,496,058 par

First American Mortgage Funds 2008 Annual Report

Schedule of INVESTMENTS

American Select Portfolio (SLA)

Clear Lake Central I, Webster, TX, 6.70%, 8/1/11, $7,100,000 par
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09, $2,565,170 par
George Gee Hummer, Liberty Lake, WA, 7.25%, 7/1/10, $2,125,000 par
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10, $4,675,000 par
George Gee Porsche, Liberty Lake, WA, 7.78%, 7/1/10, $2,500,000 par
Highland House Apartments, Dallas, TX, 6.80%, 10/1/10, $2,700,000 par
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11, $9,373,927 par
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/10, $3,520,000 par
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17, $2,175,000 par
Northrop Grumman Campus I, Colorado Springs, CO, 5.64%, 12/1/08, $5,700,000 par
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13, $4,800,725 par
Revere Apartments, Revere, MA, 6.28%, 5/1/09, $1,672,195 par
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 6.83%, 11/1/12, $8,136,399 par
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13, $6,773,118 par
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17, $5,162,667 par
Town Square #6, Olympia, WA, 7.40%, 9/1/12, $3,715,644 par
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12, $2,375,605 par

The fund has entered into a loan agreement with Massachusetts Mutual Life Insurance Company ("MMLIC") under which MMLIC made a term loan to the fund of $31,900,000, which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $9,100,000. Loans made under the loan agreement are secured by whole loans in the fund's portfolio and bear interest at the one-month London Interbank Offered Rate plus 2.625%. In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund's revolving loan commitment.

r  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2008.

/  Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

/  Participating Loan. See note 2 in Notes to Financial Statements.

x  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

▲  On August 31, 2008, the cost of investments for federal income tax purposes was $180,530,843. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,340,351
Gross unrealized depreciation	(5,234,898)
Net unrealized depreciation	$(3,894,547)

The accompanying notes are an integral part of the financial statements.

First American Mortgage Funds 2008 Annual Report

Report of Independent Registered PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc.

We have audited the accompanying statements of assets and liabilities of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (collectively, the "funds") including the schedules of investments, as of August 31, 2008, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. at August 31, 2008, the results of their operations, their cash flows, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 23, 2008

First American Mortgage Funds 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the funds by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. ("Computershare"), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of your funds. To enroll in this plan, call Computershare at 800-543-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the Plan, you must contact your bank, broker or other nominee to arrange participation in the Plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the Plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the Plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

For each fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Computershare will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the funds' shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the funds. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

First American Mortgage Funds 2008 Annual Report

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the funds are subject to income tax, to the same extent as if received in cash. When shares are issued by a fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800-426-5523. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

Each fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800-426-5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the period ended August 31, 2008. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

First American Mortgage Funds 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

Income Distributions (the funds designate the following amounts as ordinary income distributions)

Payable Date	ASP Amount	BSP Amount	CSP Amount	SLA Amount
September 26, 2007	$0.06500	$0.07500	$0.07500	$0.08000
October 24, 2007	0.06500	0.07500	0.07500	0.08000
November 28, 2007	0.06500	0.07500	0.07500	0.08000
December 26, 2007	0.06500	0.07500	0.07500	0.08000
January 10, 2008	0.06500	0.06500	0.14400	0.06500
February 20, 2008	0.06500	0.06500	0.07500	0.06500
March 26, 2008	0.06500	0.06500	0.07500	0.06500
April 23, 2008	0.06500	0.06000	0.07500	0.06500
May 21, 2008	0.06500	0.06000	0.07500	0.06500
June 25, 2008	0.06500	0.06000	0.07500	0.06500
July 23, 2008	0.06500	0.05500	0.07500	0.06500
August 27, 2008	0.06500	0.05500	0.07500	0.06500
	$0.78000	$0.78500	$0.96900	$0.84000

Long-Term Gain Distributions (the funds designate the following amounts as long-term capital gain distributions)

Payable Date	SLA Amount
January 10, 2008	$0.04787

For the fiscal year ended August 31, 2008, each fund designates long-term capital gains, ordinary income, and return of capital with regard to distributions paid during the period as follows:

Fund	Long Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Return of Capital (Tax Basis) (a)	Total Distributions (Tax Basis) (b)
ASP	0.0%	95.9%	4.1%	100.0%
BSP	0.0	87.4	12.6	100.0
CSP	0.0	99.4	0.6	100.0
SLA	5.4	94.6	0.0	100.0

(a)  Based on a percentage of the fund's total distributions.

(b)  Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

ASP, BSP, CSP, and SLA, designate 0.00%, 0.00%, 0.00%, and 0.00% of ordinary income distributions during the fiscal year ended August 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders, respectively.

In addition, ASP, BSP, CSP, and SLA, designate 0.11%, 0.14%, 0.08%, and 0.08% of the ordinary income distributions from net investment income during the fiscal year ended August 31, 2008 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Intenal Revenue Code Section 871(k)(1)(c) for ASP, BSP, CSP, and SLA was 88.63%, 92.59%, 86.27%, and 86.89%, respectively.

First American Mortgage Funds 2008 Annual Report

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for ASP, BPS, CSP, and SLA,
was 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available at www.firstamericanfunds.com and on the U.S. Securities and Exchange Commission's website at www.sec.gov. A description of the funds' policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

The funds are required to file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The funds will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the quarter-end.

CERTIFICATIONS

In December 2007, the funds' Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the funds' Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act have been filed with the funds' Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUNDS' INVESTMENT ADVISORY AGREEMENTS

The Board of Directors of the Funds (the "Board"), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew each Fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 5-7, 2008, the Board considered information relating to each Fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to each Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 17-19, 2008, the Board concluded its consideration of and approved each Agreement through June 30, 2009.

In considering each Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors' services to each Fund, (2) the investment performance of each Fund, (3) the profitability of FAF Advisors related to each Fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with

First American Mortgage Funds 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

each Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because each Fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings and, where applicable, when it issues shares in connection with dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of each Agreement. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve each Agreement.

Before approving each Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of each Agreement. Based on its evaluation of all material factors, the Board concluded that each Agreement is fair and in the best interests of the Fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to the Funds. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the Funds as well as the fact that, under each Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of the Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including each Fund's sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from each Fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of each Fund, including how each Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how each Fund performed versus its benchmark index. All periods considered by the Board ended January 31, 2008.

American Strategic Income Portfolio. The Board noted that the Fund outperformed its benchmark for the three-, five- and ten-year periods, though it underperformed its benchmark for the one-year period. The Board also noted that the Fund outperformed or performed competitively against its performance universe for the one-, three-, five- and ten-year periods. In light of the Fund's competitive performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

American Strategic Income Portfolio II. The Board noted that the Fund outperformed its benchmark for the three-, five- and ten-year periods, though it underperformed its benchmark for the one-year period. The Board also noted that the Fund outperformed its performance universe for all periods.

First American Mortgage Funds 2008 Annual Report

In light of the Fund's competitive performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

American Strategic Income Portfolio III. The Board noted that the Fund outperformed its benchmark for the three-, five- and ten-year periods, though the Fund underperformed its benchmark for the one-year period. The Board also noted that the Fund outperformed its performance universe for all periods. In light of the Fund's competitive performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

American Select Portfolio. The Board noted that the Fund outperformed its benchmark for the three-, five- and ten-year periods, though it underperformed its benchmark for the one-year period. The Board also noted that the Fund outperformed its performance universe for all periods. In light of the Fund's competitive performance the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' costs in serving as the Funds' investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with the Funds. The Board examined fee and expense information for each Fund as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors' institutional separate accounts are lower than the Funds' management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each Fund's total expense ratio compared to the median total expense ratio of comparable funds.

American Strategic Income Portfolio. The Board noted that the Fund's advisory fee was lower than the peer group median advisory fee and that the Fund's total expense ratio was very close to the peer group median total expense ratio. The Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

American Strategic Income Portfolio II. The Board noted that the Fund's advisory fee was lower than the peer group median advisory fee and that the Fund's total expense ratio was lower than the peer group median total expense ratio. The Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the Fund's competitive performance and the services provided.

American Strategic Income Portfolio III. The Board noted that the Fund's advisory fee was lower than the peer group median advisory fee and that the Fund's total expense ratio was lower than the peer group median total expense ratio. The Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

American Select Portfolio. The Board noted that the Fund's advisory fee was lower than the peer group median advisory fee and that the Fund's total expense ratio was lower than the peer group median total expense ratio. The Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

First American Mortgage Funds 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve each Fund in various capacities, including as advisor, administrator and custodian, and receive compensation from each Fund in connection with providing services to the Fund. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of each Agreement was in the interest of each Fund and its shareholders.

First American Mortgage Funds 2008 Annual Report

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998	Director, Charterhouse Group Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo–United Airlines, from July 2001 through retirement in June 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since September 2003	Investment consultant and non-profit board member	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC	First American Funds Complex; twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001	Owner & Chief Executive Officer, RKR Consultants, Inc. and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland Cliffs Inc. (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 1998	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

First American Mortgage Funds 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

Independent Directors—concluded

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of ASP, BSP, CSP, and SLA board since 1998. Director of ASP, BSP, CSP, and SLA since August 1998	Governance Consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of ASP, BSP, CSP, and SLA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

First American Mortgage Funds 2008 Annual Report

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of ASP, BSP, CSP, and SLA since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

John G. Wenker FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1951)*	Senior Vice President	Re-elected by the Board annually; Senior Vice President of ASP, BSP, CSP, and SLA since November 1996	Managing Director of FAF Advisors, Inc.

David A. Yale FAF Advisors, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1956)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2007	Senior Real Estate Portfolio Manager, FAF Advisors, Inc., since August 2006; prior thereto, Senior Vice President, Twin Cities Market Manager, U.S. Bank from July 2005 to August 2006; prior to July 2005, Vice President, ING Investment Management/ReliaStar Investment Research

Chris J. Neuharth FAF Advisors, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1959)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2007	Senior Fixed-Income Portfolio Manager, FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President– Administration	Re-elected by the Board annually; Vice President – Administration of ASP, BSP, CSP, and SLA since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of ASP, BSP, CSP, and SLA since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of ASP, BSP, CSP, and SLA since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of ASP, BSP, CSP, and SLA since February 2005	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Mark D. Corns FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1963)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of ASP, BSP, CSP, and SLA since September 2008	Director of Compliance, FAF Advisors, Inc., since June 2006; Compliance Manager, FAF Advisors, Inc. from January 2005 to June 2006; prior thereto, Compliance Manager, OppenheimerFunds, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Assistant Secretary of ASP, BSP, CSP, and SLA since September 1999	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since December 2004; prior thereto, Secretary of ASP, BSP, CSP, and SLA since June 2002; Assistant Secretary of ASP, BSP, CSP, and SLA from September 1999 to June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

*Messrs. Schreier, Wenker, Yale, Neuharth, Wilson, Gariboldi, Lui, Corns, and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor for the funds.

First American Mortgage Funds 2008 Annual Report

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BOARD OF DIRECTORS

Virginia Stringer

Chairperson of First American Mortgage Funds
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Mortgage Funds
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Mortgage Funds
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Mortgage Funds
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Mortgage Funds
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Mortgage Funds
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Mortgage Funds
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Mortgage Funds
Owner and President of Strauss Management Company

James Wade

Director of First American Mortgage Funds
Owner and President of Jim Wade Homes

First American Mortgage Funds' Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Strategic Income Portfolio Inc.

American Strategic Income Portfolio Inc. II

American Strategic Income Portfolio Inc. III

American Select Portfolio Inc.

2008 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2008    0268-08 WHOLELOAN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $24,816 in the fiscal year ended August 31, 2008 and $28,430 in the fiscal year ended August 31, 2007, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)                     Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $2,339 in the fiscal year ended August 31, 2008 and $2,340 in the fiscal year ended August 31, 2007, including fees associated with the semi-annual review of fund disclosures.

(c)                      Tax Fees - E&Y billed the registrant fees of $16,060 in the fiscal year ended August 31, 2008 and $4,653 in the fiscal year ended August 31, 2007 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2008 and August 31, 2007.

(e)(1)      The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)      All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                      All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                   The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $168,562 in the fiscal year ended August 31, 2008 and $44,942 in the fiscal year ended August 31, 2007.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts.  As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing.  It is FAF Advisors’ duty to vote proxies in the best interests of clients.  In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser.  Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies.  FAF Advisors will review these policies annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”).

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues.  These policies are reviewed periodically and therefore are subject to change.  Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS.  ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes.  ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise.  Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest.  By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote.  The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel.  Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC.  Such actions could include, but are not limited to:

1.                     Obtaining instructions from the affected clients on how to vote the proxy;

2.                     Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

3.                     Voting in proportion to the other shareholders;

4.                     Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.                     Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel.  If it is determined that improper influence was attempted, appropriate action shall be taken.  Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities.  In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote.  Such override shall be reviewed by Legal for material conflicts.  If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule.  The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC.  The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.  Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors’ vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of audit committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse;

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•                  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•                  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance;

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

•                  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•                  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•                  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•                  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the chairman/CEO position within that time; and

•                  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•                  The ownership threshold proposed in the resolution;

•                  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50 percent of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20 percent trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•                  The reasons for reincorporating;

•                  A comparison of the governance provisions;

•                  Comparative economic benefits; and

•                  A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•                  Rationale;

•                  Good performance with respect to peers and index on a five-year total shareholder return basis;

•                  Absence of non-shareholder approved poison pill;

•                  Reasonable equity compensation burn rate;

•                  No non-shareholder approved pay plans; and

•                  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders;

•                  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

•                  Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•                  Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•                  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•                  Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

•                  Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•                  Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•                  Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•                  Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•                  Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•                  Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                  A minimum vesting of three years for stock options or restricted stock; or

•                  Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                  A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

•                  If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•                  Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•                  Length of time of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•                  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price—should be set at fair market or a premium to market;

•                  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•                  Executive officers and non-employee directors are excluded from participating;

•                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•                  Eligibility;

•                  Vesting;

•                  Bid-price;

•                  Term of options;

•                  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only.  Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:

•                  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•                  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•                  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•                  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•                  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•                  What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•                  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•                  Can shareholders assess the correlation between pay and performance based on the current disclosure?

•                  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•                  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•                  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•                  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•                  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•                  An executive may not trade in company stock outside the 10b5-1 Plan.

•                  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•                  If the company has adopted a formal recoupment bonus policy; or

•                  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•                  The triggering mechanism should be beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•                  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•                  Whether the company has adequately disclosed the financial risks of the lending products in question;

•                  Whether the company has been subject to violations of lending laws or serious lending controversies;

•                  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•                  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•                  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•                  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•                  Current regulations in the markets in which the company operates;

•                  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•                  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•                  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•                  The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•                  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)      John G. Wenker, Chris J. Neuharth, CFA, and David A. Yale co-manage the registrant’s portfolio. Mr. Wenker is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. Neuharth is responsible for the management of the mortgage-backed securities portion of the portfolio.

Mr. Wenker, Head of Real Estate, began working in the financial industry in 1983 and joined FAF Advisors, Inc. (the “Advisor”) in 1992.

Mr. Neuharth, Senior Fixed-Income Portfolio Manager, began working in the financial industry in 1981 and rejoined the Advisor in 2000.

Mr. Yale, Senior Real Estate Portfolio Manager, began working in the financial industry in 1981 and joined the Advisor in 2006. Prior to joining the Advisor he worked for U.S. Bank, in commercial real estate, ReliaStar/ING, and Prudential.

(a)(2)      The following table shows, as of the fiscal-year ended August 31, 2008, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee

Chris J. Neuharth	Registered Investment Company	8	$3.4 billion	0	$0
	Other Pooled Investment Vehicles	1	$1.0 billion	0	$0
	Other Accounts	11	$1.1 billion	1	$120.7 million

John G. Wenker	Registered Investment Company	5	$1.3 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

David A. Yale	Registered Investment Company	3	$366.1 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

The registrant’s portfolio managers often manage multiple accounts.  The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)        Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to a Giliberto-Levy custom benchmark. Generally, the threshold for payment of an annual cash incentive is benchmark performance and the maximum annual cash incentive is attained at a 100 basis point spread over the benchmark for respective time periods.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor.  Long-term incentive payments are comprised of two components: (i) performance equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)      The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal-year ended August 31, 2008.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant

Chris J. Neuharth	$0

John G. Wenker	$50,001 - $100,000

David A. Yale	$0

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)      Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)      Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)  Not applicable.

(b)                   Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2008

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: November 7, 2008